                     BANK OF NEW HAMPSHIRE CORPORATION

                         1988 INCENTIVE BONUS PLAN

                          Adopted:  June 22, 1988
                        Effective:  January 1, 1988


     WHEREAS, the Directors of Bank of New Hampshire Corporation
("BNHC"), on or about June 22, 1988, adopted the 1987 Executive
Bonus Plan effective January 1, 1987 for the benefit of eligible employee of BNHC and its subsidiaries.

     WHEREAS, the 1987 Executive Bonus Plan served during 1987 as an interim compensation plan; and

     WHEREAS, the Directors of BNHC believe that the corporate objectives of BNHC will be best achieved by establishing the 1988
Incentive Bonus Plan ("The Plan"), designed to provide integrated compensation incentives for all subsidiaries, and discrete operating divisions, and having universal institutional objectives and goals.

     NOW, THEREFORE, by these presents, the Directors of BNHC by vote taken on the date first above stated, do hereby adopt the within Plan to be effective for and as of, January 1, 1988, to be administered, interpreted, and maintained all as set forth below:

     1. Introduction. The Board of Directors of Bank of Ne Hampshire Corporation ("BNHC") has authorized the Executive Compensation Committee, a subcommittee of the Board of Directors (the "Committee") duly appointed on or about April 27, 1988, to administer and maintain The Plan for certain designated personnel of BNHC and its present five (5) subsidiaries, to wit: (i) Bank of New Hampshire, National Association ("Bank"); (ii) Stafford National Bank ("Strafford"); (iii) The Bristol Bank ("Bristol");
(iv) Bank of New Hampshire - Portsmouth ("Portsmouth"); and (v) The Suncook Bank ("Suncook") (collectively the "Subsidiaries"), and such other subsidiaries or discrete operating divisions of BNHC as the Directors may hereafter, from time to time, determine. Compensation distributed pursuant to The Plan shall be distributed pursuant to (i) a formual determined by the Board of Directors of BNHC (the "Formula Bonus"); and (ii) the Chairman's discretionary authority, which discretion shall be based upon certain goals and objectives (the "Discretionary Bonus"). The primary goal of The Plan is to help foster continued growth in the net operating profits of BNHC and the Subsidiaries by offering potential monetary rewards to selected personnel if predetermined return on average assets and other earnings targets are achieved, and in addition to offer discretionary monetary awards based on goals and objectives to be determined by the Board of Directors. The Plan shall be administered and maintained at the holding company level. The term "Subsidiaries" as used herein shall be deemed to include future subsidiaries and/or discrete operating divisions designated by the Board of Directors as being eligible to participate in The Plan.

     Nothing contained herein shall be construed to give any employee of BNHC or the Subsidiaries any right to be awarded a bonus for any year, The Plan is in effect. Any incentive compensation awarded shall always be at the ultimate and sole discreion of the Board of Directors of BNHC. As such, BNHC shall have the power at any time and from time to time by its Directors to amend, modify or eliminate The Plan.

     Furthermore, the terms of The Plan are not intended to restrict or modify in any way the normal administration of salaries, nor does the existence of The Plan in any way restrict the payment of any bonus, or other type of compensation or employee benefit, that may be granted outside of The Plan.

     2.  Effective Date.  The effective date of The Plan shall be
January 1, 1988 and The Plan shall continue in effect until withdrawn or modified by appropriate action of the Board of Directors of BNHC.

     3. Compensation Committee. The Board of Directors of BNHC has appointed an Executive Compensation Committee, (the "Committee") to serve at its pleasure, which shall have the responsibility of directing the administration of The Plan. The Committee will have complete control of the administration of The Plan, with all powers necessary to enable it to properly carry out its duties in that respect. The Committee may in carrying out its duties, obtain recommendations from the Chairman of BNHC, and the Presidents, or senior executive, of the Subsidiaries.

     4. Eligible Personnel. Subject to the approval of the Board of Directors, the Committee will determine which officers of BNHC and the Subsidiaries will be eligible to participate in The Plan in a given year (the "Eligible Participants"). Generally, this determination will be made by the Committee prior to or near the beginning of each year so that affected personnel can be advised of their status as Eligible Participants.

     5. Incentive Compensation Formula. The Board of Directors has approved The Plan, which sets forth a formula (the "Formula") which will apply in determining the amount or amounts to be set aside in any incentive compensation pool or pools set under the Formula Bonus. The Formula, or any amendment thereof, shall be appended to The Plan as Appendix A, and shall be incorporated by reference herein. An incentive compensation and discretionary bonus pool or pools will be generated by the Formula for the Eligible Participants. The incentive compensation pools generated by application of the Formula will then be allocated in whole or in part to Eligible Participants in accordance with
Section 7 of The Plan.

     6. Discretionary Bonus. The Plan contains certain goals and objectives which will apply in determining the amount or amounts to be set aside in any discretionary bonus pool or pools set under the Discretionary Bonus. The goals and objectives shall be appended to The Plan as Appendix A, and shall be incorporated by reference herein. The discretionary compensation pools will then be allocated in whole or in part to Eligible Participants in accordance with Section 7 of The Plan.

     7. Allocation of Incentive Compensation and/or Discretionary Bonus Pools. The incentive compensation and/or discretionary bonus pools generated in accordance with Section 5 and 6 above, shall be allocated to Eligible Participants in accordance with rules and procedures established, from time to time, by the Committee.

     However, there is no requirement that the entire amount in any incentive compensation or discretionary bonus pool will be allocated in accordance with a predetermined formula, nor is there any requirement that the entire amount in any incentive compensation and discretionary bonus pools be allocated to Eligible Participants in any event.

     8.  Payment of Incentive Compensation and/or
Discretionary Bonus. The incentive compensation and discretionary bonus pools determined in accordance with Sections 5 and 6 and allocated in accordance with Section 7, will be payable to Eligible Participants on or about February 15 of each year provided such participants are actively employed at that time.

     Based upon rules and procedures established by the Committee, any incentive compensation or discretionary bonus payable under The Plan will be paid as current compensation. Any incentive compensation or discretionary bonus will not be considered in determining the participant's rights to any benefit under any other employee welfare or pension benefit plans maintained by BNHC or the Subsidiaries.

     9. Limitation of Liability. Neither members of the Committee nor BNHC, its agents, officers, and directors, shall be in any way subject to any suit or litigation or to any legal liability for any cause or reason or thing whatsoever in connection with The Plan or its operation. Acceptance of the status of Eligible Participant is deemed to constitute: (i) acceptance of the provisions of this Section 9, and, (ii) an express waiver of, and general release granted to, such Committee member, or BNHC Agents, Officers or Directors.

     10. Amendments. The Board of Directors of BNHC shall have the power at any time, to modify or eliminate The Plan. Notice of any such amendment shall be given in writing to each participant.

     11. Adoption. The Plan when executed shall for all matters be deemed duly adopted by the Board of Directors of BNHC, and The
Plan may be executed in multiple counterparts.

     12. Headings. Section headings as used herein are for convenience only.

Date:  August 1, 1988


Attest:                       BANK OF NEW HAMPSHIRE
                              CORPORATION



Robert B. Field, Jr.          By: /s/ Davis P. Thurber
Secretary                         Its Chairman, duly
                                  authorized.


Attachment:  Appendix A

                                                                 Appendix A
                                                              (Page 1 of 3)




                     BANK OF NEW HAMPSHIRE CORPORATION

                           Target Bonus Dollars

                                   1988




                                                     Over/Under
ROAA*     Bonus Dollars   Required Net Income         Budget**

 .90%       $139,500      $7,740,000 (Approximates   ($120,900)**
                              current Projections)

 .92         157,000       7,912,000 (Approximates      62,600
                                      Budget)

 .95         176,600       8,170,000                   333,600

 .97         196,200       8,342,000                   518,500

1.00         218,000       8,600,000 (Target)          790,900

1.02         239,800       8,772,000                   977,300

1.05         263,800       9,030,000                 1,251,100

1.07         287,800       9,202,000                 1,439,000

1.10         311,800       9,460,000                 1,712,800




  *No awards if ROAA is less than .90%
 **Includes iimpact of bonus expense
***As if 4/30/88 - $134,000 under budget

                                                                 Appendix A
                                                              (Page 2 of 3)



                     BANK OF NEW HAMPSHIRE CORPORATION

                            Distribution Ranges

                               Target Bonus

                                   1988



ROAA*            Distribution Factor            Bonus Dollars

 .90%                   .64%                      $139,500

 .92 (Budget)           .72                        157,000

 .95 (Last Year)        .81                        176,600

 .97                    .90                        196,200

1.00 (Target)          1.00                        218,000

1.02                   1.10                        239,800

1.05                   1.21                        263,800

1.07                   1.32                        287,800

1.10                   1.43                        311,800





*No awards if ROAA is less than .90%

                                                                 Appendix A
                                                              (Page 3 of 3)



                     BANK OF NEW HAMPSHIRE CORPORATION

                              1988 Bonus Plan

                                                    Discretionary
                                          Target         Pool

Chairman                $ 21,500         $21,500       $12,500

President (N.A.)          15,000          15,000         9,000

EVP (Corp.)               10,000          10,000         6,000

SVPs (Corp. & N.A.)        7,000 X's 7 =  49,000        28,000*

Vps  (Corp. & N.A.)        3,500 X's 22 = 77,000        44,000*

President (Bristol)        5,000           5,000         3,000

SVP (Bristol)              2,500           2,500         1,400

VP (Bristol)               2,000           2,000         1,000

President (SNB)            7,000           7,000         4,000

VPs (SNB)                  3,000 X's 3 =   9,000         4,200

President (BNH-P)          4,000           4,000         2,500

President (Suncook)        7,000           7,000         4,000

SVPs (Suncook)             3,000 X's 3 =   9,000         4,200

Chairman's Discretionary                    --          25,000

                                        $218,000      $148,800

                                                      $366,800


*Cap is on total pool, not on individual amounts

BNHC

                             January 26, 1994

                       Minutes - Board of Directors



     Chairman West then presented the Minutes of the December 15, 1993, Meeting of the Committee , together with Exhibit A - Memorandum, dated December 14, 1993, (Evaluation Criteria ); and Exhibit B - Memorandum, dated January 26, 1994, (Recommendation as to "Target" and "Discretionary" Pools, to be applied in calendar year 1994 pursuant to the 1988 Incentive Bonus Plan). Exhibit A was also the subject of a verbal presentation by Chairman West.

     After discussion, on motion duly made and seconded, it was, unanimously

     VOTED: To accept and adopt the written report of the Executive Compensation Committee of its Meeting held on December 15, 1993; including the recommendations of Exhibit A (12/14/93), and Exhibit B (1/26/94); and to approve the "Target" and "Discretionary" Pools to be applied in 1994 to the 1988 Incentive Bonus Plan of the Corporation.

                           BANK OF NEW HAMPSHIRE




                            M E M O R A N D U M



TO:    Executive Compensation Committee

FROM:  Paul R. Shea, President

DATE:  December 14, 1993


- -----------------------------------------------------------------


During 1994 every Vice President and above will be evaluated by using quantifiable goals and objectives. For example, the five main measurements for performance by a commercial lender would include:

a.  Business Development.
b.  Business Retention and Expansion of Services.
c.  Delinquency and Asset Quality.
d.  Credit Administration.
e.  Community Involvement.

A regional Senior Vice President and/or Division Head would haev additional performance measurements as applicable:

a.  Actual results versus budget.
b.  Comparisons to other regions and/or industry peers.
c. Regulatory external and internal reviews, audits and comments.
d.  Importance of individual to bank's perforamance.

A Vice President with a defined specialty or function would also include:

- - Professionalism
- - Growth
- - Creativity
- - Commitment
- - Ability to assume higher level of responsibility

                            M E M O R A N D U M




TO:    Board of Directors - BNHC and BNH

FROM:  Executive Compensation Committee

RE:    ECC Recommended 1994 Incentive Bonus Plan

DATE:  January 26, 1994



- -----------------------------------------------------------------



Attached are the recommended Target and Discretionary Pools dollar limits for the 1994 Incentive Bonus Plan and the procedures to be followed for determining awards to be paid from the Discretionary Pool. Also attached is a copy of the 1989 limits for your ease of reference and comparison to the last year awards were made pursuant to the Bonus Plan.

As you can see, the approach to awards from the Target and Discretionary Pools have been left essentially unchanged from 1989 except to reflect the merger of the five banks into one bank.

The Target Pool continues to utilize the Coopers & Lybrand
"sliding-scale" approach in the calculation of amounts available for distribution. And, as in 1989, there will be a minimum level
ROAA which must be achieved prior to any disbursements being made from this pool.

                     BANK OF NEW HAMPSHIRE CORPORATION

                            1994 INCENTIVE PLAN




                                                   Discretionary
                                          Target       Pool

Thurber                  $30,000         $ 30,000    $ 15,000

Shea                      25,000           25,000      12,500

Landroche                 15,000           15,000       7,500

SVPs (Corp.) - (A)         8,000 X's 3     24,000      12,000

EVPs & Above (Bank) - (B)  8,000 X's 3     24,000      12,000

SVPs (Bank) - (C)          6,000 X's 7     42,000      21,000

VPs (Corp.) - (D)          4,000 X's 2      8,000       4,000

VPs (Bank)                 4,000 X's 28   112,000      56,000

                                         $280,000    $140,000

                                                     $420,000


(A)           (B)           (C)           (D)

                     BANK OF NEW HAMPSHIRE CORPORATION

                            Distribution Ranges

                               Target Bonus

                                   1994



ROAA*                 Distribution Factor         Bonus Dollars

 .80%                        .64                    $179,200

 .82                         .72                     201,600

 .85 (Budget)**              .81                     226,800

 .87                         .90                     252,000

 .90 (Target)               1.00                     280,000

 .92                        1.10                     308,000

 .95                        1.21                     338,800

 .97                        1.32                     369,600

1.00                        1.43                     400,400




*No award if ROAA is less than .80%
**Budget for 1994 is .85%, actual for 1993 was .67%

                                                BNHC

                                     1994 Incentive Bonus Plan

                                       Example Distributions


Target Bonus Pool Awards

Scenario (EVPs @ Bank & SVPs @ Corp.)

                                                     Distribution      Bonus
Assumptions:                        Target Bonus        Factor        Awarded
1) Actual ROAA for 1994 is .79         $8,000             .00           ---
2) Actual ROAA for 1994 is .82          8,000             .72         $5,760
3) Actual ROAA for 1994 is .90          8,000            1.00          8,000
4) Actual ROAA for 1994 is .92          8,000            1.10          8,800

- -------------------------------------------------------------------------------


Discretionary Pool Awards

Awards from this pool are not based upon consolidated results, rather upon individual achievements.
Discretionary maximum awards are equal to one-half of the Target bonus, i.e.
 for Bank EVPs and Corp. SVPs the maximum amount is $4,000 per individual. Awards from the Discretionary Pool are the result of recommendations of awards by the Chairman of the Corporation and President and CEO of the Bank.

                     BANK OF NEW HAMPSHIRE CORPORATION

                              1994 Bonus Plan

                       Discretionary Review Process


      Executive
Compensation Committee         Chairman         President

Chairman                       President        All VPs and above

                               Corporate
                               Officers


- -----------------------------------------------------------------


Methodology

- -- All participants prepare goal memo outlining their individual goals for the 1994 calendar year.

- -- Goals are reviewed by the individual's respective senior manager for quantifiability and consistency with overall bank goals.

- -- Departmental/Divisional goals are reviewed and approved by the President.

- -- At the end of the year an accomplishment memo is prepared by the individual which then follows a similar review process to the foregoing.

- -- Actual awards are proposed and follow the following review process:

       . President reviews EVPs/SVPs/VPs and makes formal recommendations to Chairman.

       . Chairman reviews President and Corporate Officers and makes recommendations to the Executive Compensation
         Committee.

       . Executive Compensation Committee reviews Chairman and
         Chairman's recommendations and makes recommendations to the BOD.

       . BOD approval/changes/disapproval.

                     BANK OF NEW HAMPSHIRE CORPORATION
                     AGREEMENT AS TO FUTURE EMPLOYMENT




               Bank of New Hampshire Corporation ("Company")

                      Davis P. Thurber ("Executive")










                         Dated:  December 21, 1988

                                   INDEX


                                                           Page

1.  Certain Definitions . . . . . . . . . . . . . . . . .    3
    (a) Effective Date. . . . . . . . . . . . . . . . . .    3
    (b) Change of Control Period. . . . . . . . . . . . .    4

2.  Change of Control . . . . . . . . . . . . . . . . . .    5

3.  Employment Period . . . . . . . . . . . . . . . . . .    7

4.  Terms of Employment . . . . . . . . . . . . . . . . .    7
    (a) Position and Dutues . . . . . . . . . . . . . . .    7
    (b) Compensation. . . . . . . . . . . . . . . . . . .    9

5.  Termination . . . . . . . . . . . . . . . . . . . . .   13
    (a) Death or Disability . . . . . . . . . . . . . . .   13
    (b) Cause . . . . . . . . . . . . . . . . . . . . . .   15
    (c) Good Reason . . . . . . . . . . . . . . . . . . .   16
    (d) Notice of Termination . . . . . . . . . . . . . .   17
    (e) Date of Termination . . . . . . . . . . . . . . .   18

6.  Obligations of the Company
     Upon Termination . . . . . . . . . . . . . . . . . .   19
    (a) Death . . . . . . . . . . . . . . . . . . . . . .   19
    (b) Disability. . . . . . . . . . . . . . . . . . . .   20
    (c) Cause; Other than for Good Reason . . . . . . . .   21
    (d) Other than for Cause or
         Disability; Good Reason. . . . . . . . . . . . .   22

7.  Non-exclusivity of Rights . . . . . . . . . . . . . .   25

8.  Full Settlement . . . . . . . . . . . . . . . . . . .   25

9.  Certain Additional Payments by
     the Company. . . . . . . . . . . . . . . . . . . . .   26

10. Confidential Information. . . . . . . . . . . . . . .   32

11. Successors. . . . . . . . . . . . . . . . . . . . . .   33

12. Miscellaneous . . . . . . . . . . . . . . . . . . . .   34
    (a) Applicable Law; Jurisdiction. . . . . . . . . . .   34
    (b) Notices and Communciations. . . . . . . . . . . .   35
    (c) Validity and Enforceablity. . . . . . . . . . . .   36
    (d) Withholding of Taxes. . . . . . . . . . . . . . .   36
    (e) Waiver. . . . . . . . . . . . . . . . . . . . . .   36
    (f) Merger of Understanding . . . . . . . . . . . . .   36
    (g) Present Employment, Condition of. . . . . . . . .   36
    (h) Headings and Titles . . . . . . . . . . . . . . .   37
    (i) Amendments. . . . . . . . . . . . . . . . . . . .   37
    (j) Counterparts. . . . . . . . . . . . . . . . . . .   37

             BANK OF NEW HAMPSHIRE CORPORATION
             AGREEMENT AS TO FUTURE EMPLOYMENT


    AGREEMENT made this 21st day of December, 1988, for and

as of December 21, 1988, by and between Bank of New

Hampshire Corporation, a New Hampshire bank holding company,

registered pursuant to the Federal Bank Holding Company Act

of 1956, as amended, with a principal place of business at

300 Franklin Street, Manchester, New Hampshire  03105;

(hereafter, the "Company"), and Davis P. Thurber, of 25

Swart Terrace, Nashua, New Hampshire  03060; (hereafter, the

"Executive"), and together, sometimes hereafter referred to

as, (the "Parties").

    WHEREAS the Company considers the establishment and

maintenance of a sound and vital management to be essential

to protecting and enhancing the best interests of Company

and its shareholders;

    WHEREAS in connection with the maintenance of sound and

vital management, the Company recognizes that, as is the

case with many publicly held corporations, the possibility

of a "Change of Control" (as hereinafter defined) may exist

and that such continuing possibility, and the uncertainty

and questions which it may raise among management, is

unsettling and may result in the distraction of management

personnel to the detriment of Company and its shareholders;

    WHEREAS company further recognizes that the financial

services industry is currently undergoing structural and

legislative changes, with the expectation of additional

changes in the future, and that such changes would tend to

exacerbate the uncertainty among management that a Change of

Control might create;

    WHEREAS if Company should receive proposals, whether

invited or uninvited, from third (3rd) parties with respect

to its future, it believes it important that management

personnel be in a position to assess and advise the Board of

Directors of Company (hereafter, the "Board") whether such

proposals would be in the best interests of Company and its

shareholders, without being influenced by the uncertainties

of management's own employment situations or circumstances;

    WHEREAS the Board wishes to demonstrate to the members

of management that Company is concerned with the welfare of

its executives and intends to see that loyal executives are

treated fairly;

    WHEREAS the Board has determined that is is in the best

interests of the Company and its shareholders to assure that the Company will have the continued dedication of the

Executive, notwithstanding the possibility, threat, or

occurrence of a Change of Control of the Company;

    WHEREAS the Board believes it is imperative to diminish

the inevitable distraction of the Executive by virtue of the personal uncertainties and risks created by a pending or

threatened Change of Control, to encourage the Executive's full attention and dedication to the Company currently, and in the event of any threatened or pending Change of Control,

and to provide the Executive with compensation arrangements

upon a Change of Control which provide the Executive with

individual financial security and which are competitive with those of other corporations similarly situated in the

financial industry;

    WHEREAS the Board has determined that appropriate steps

should be taken to reinforce and encourage the continued

attention and dedication of members of Company's management,

including Executive, to the assigned duties without

disturbance in the face of the potentially disturbing

uncertainties arising from the possibility of a Change of

Control; and

    WHEREAS in order to accomplish these objectives, the

Board has caused the Company to enter into this Agreement.

    NOW, THEREFORE, in consideration of the promises,

representations and covenants herein contained, and for

other and valuable consideration, the receipt of which is

hereby acknowledged, the Parties hereto agree as follows:

    1.  Certain Definitions.

    (a)    The "Effective Date" shall be the first date

           during the "Change of Control Period" (as defined

           in Section 1(b)) on which a Change of Control

           occurs.  Anything in this Agreement to the

           contrary notwithstanding, if the Executive's

           employment with the Company is terminated prior to the date on which a Change of Control occurs,

           and it is reasonably demonstrated that such

           termination (i) was at the request of a third

           (3rd) party who has taken steps reasonably

           calculated to effect a Change of Control, or (ii)

           otherwise arose in connection with, or in

           anticipation of, a Change of Control, then for

           all purposes of this Agreement the "Effective

           Date" shall mean the date immediately prior to

           the date of such termination.

    (b)    The "Change of Control Period" is the period

           commencing on the date hereof and ending on the

           earlier to occur of (i) the third (3rd)

           anniversary of such date, or (ii) the first (1st)

           day of the month next following the Executive's

           actual retirement date ("Retirement Date") under

           The Retirement Plan For Employees of Bank of New

           Hampshire, National Association, as adopted by

           Company for the benefit of its employees,

           including Executive, or any successor or

           replacement retirement plan hereafter adopted by

           Company at any time, and from time to time, (the

           "Retirement Plan"); provided however, that

           commencing on the date one (1) year after the

           date hereof, and on each annual anniversary of

           such date (such date and each annual anniversary

           thereof is hereinafter referred to as the

           "Renewal Date"), the Change of Control Period

           shall be automatically extended so as to

           terminate on the earlier date of (x) three (3)

           years from such Renewal Date, or (y) the first

           (1st) day of the month coinciding with, or next

           following, the Executive's Retirement Date,

           unless, at least sixty (60) days prior to the

           Renewal Date, the Company shall give notice that

           the Change of Control Period shall not be so

           extended.

    2.     Change of Control.  For the purpose of this

Agreement, the phrase "Change of Control" shall mean:

    (a)    The acquisition (other than from the Company) by

           any person, entity or "group", within the meaning

           of Section 13(d)(3) or 14(d)(2) of the Securities

           Exchange Act of 1934 (the "Exchange Act"),

           (excluding, for this purpose, the Company or its

           subsidiaries, or any employee benefit plan of

           either the Company or its subsidiaries which

           acquires beneficial ownership of voting

           securities of the Company) of beneficial

           ownership, (within the meaning of Rule 13d-3

           promulgated under the Exchange Act) of twenty

           percent (20%) or more of either (x) the then

           outstanding shares of common stock, or (y) the

           combined voting power of the Company's then

           outstanding voting securities entitled to vote generally in the election of directors; or

    (b)    Individuals who, as of the date hereof,

           constitute the Board (as of the date hereof, the

           "Incumbent Board") cease for any reason to

           constitute at least a majority of the Board,

           provided that any person becoming a director

           subsequent to the date hereof whose election, or

           nomination for election by the Company's

           shareholders, was approved by a vote of at least

           a majority of the directors then comprising the

           Incumbent Board (other than an election or

           nomination of an individual whose initial

           assumption of office is in connection with an

           actual or threatened election contest relating to

           the election of the Directors of the Company, as

           such terms are used in Rule 14a-11 of the

           Regulation 14A promulgated under the Exchange

           Act) shall be, for purposes of this Agreement,

           considered as though such person were a member of

           the Incumbent Board; or

    (c)    Approval by the shareholders of the Company of a

           reorganization, merger, consolidation, in each

           case, with respect to which persons who were the

           shareholders of the Company immediately prior to

           such reorganization, merger or consolidation do

           not, immediately thereafter, own more than fifty

           percent (50%) of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or

           consolidated company's then outstanding voting

           securities, or a liquidation or dissolution of

           the Company or of the sale of all or

           substantially all of the assets of the Company;

           or

    (d)    A determination made by the Board that a person,

           entity or "group" within the meaning of Section

           13(d)(3) or 14(d)(2) of the Exchange Act,

           directly or indirectly, exercises a controlling

           influence over the management or policy of the

           Company, except to the extent such person, entity

           or "group" presently exists and has been

           identified, prior to the date hereof, by the

           Board in Exchange Act filings.

    3.     Employment Period.  The Company hereby agrees to

continue the Executive in its employ, and the Executive

hereby agrees to remain in the employ of the Company, for

the period commencing on the Effective Date and ending on

the earlier to occur of (x) the third (3rd) anniversary of

such date, or (y) the first (1st) day of the month

coinciding with or next following the Executive's Retirement

Date (the "Employment Period").

    4.     Terms of Employment.

    (a)    Position and Duties.

    (i) During the Employment Period, (A) the Executive's position (including status, offices, titles and reporting requirements), authority, duties and

           responsibilities shall be at least commensurate

           in all material respects with the most

           significant of those held, exercised and assigned

           any time during the ninety (90) day period

           immediately preceding the Effective Date, and (B)

           the Executive's services shall be performed at

           the location where the Executive was employed

           immediately preceding the Effective Date or any

           office or location less than thirty-five (35)

           miles from such location and within the State of

           New Hampshire.

    (ii)   During the Employment Period, and excluding any

           periods of vacation and sick leave to which the

           Executive is entitled, the Executive agrees to

           devote reasonable attention and time during

           normal business hours to the business and affairs

           of the Company, and, to the extent necessary to

           discharge the responsibilities assigned to the

           Executive hereunder, to use the Executive's

           reasonable best efforts to perform faithfully and

           efficiently such responsibilities.  During the

           Employment Period it shall not be a violation of

           this Agreement for the Executive to (A) serve on

           corporate, civic or charitable boards or

           committees, (B) deliver lectures, fulfill speaking engagements or teach at educational institutions, and/or (C) manage personal

           investments (including investments in financial

           institutions and other business entities, whether

           public or closely held, or whether existing in

           partnership form, that may be in competition with

           Company), so long as such activities do not

           significantly and materially interfere with the

           performance of the Executive's responsibilities

           as an employee of the Company in accordance with

           this Agreement.  It is expressly understood and

           agreed that to the extent any such activities

           have been conducted by the Executive prior to the

           Effective Date, the continued conduct of such

           activities (or the conduct of activities similar

           in nature and scope thereto) subsequent to the

           Effective Date shall not thereafter be deemed to

           interfere with the performance of the Executive's

           responsibilities to the Company.

    (b)    Compensation.

    (i)    Base Salary.  During the Employment Period, the

           Executive shall receive a base salary ("Base

           Salary") at a monthly rate at least equal to the

           highest monthly base salary paid to the Executive

           by the Company during the twenty-four (24) months

           period immediately preceding the month in which

           the Effective Date occurs.  During the Employment

           Period, the Base Salary shall be reviewed by the

           Board at least annually and shall be increased at

           any time, and from time to time, as shall be

           substantially consistent with increases in base

           salary awarded in the ordinary course of business

           to other key executives then employed by the

           Company and its affiliates.  Any increase in Base

           Salary shall not serve to either limit or reduce

           any other obligation(s) to the Executive under

           this Agreement.  During the Employment Period, at

           no time following the award of any such increase

           to Base Salary shall the Base Salary of Executive

           ever be reduced.

    (ii)   Annual Bonus.  In addition to Base Salary, the

           Executive shall be awarded, for each fiscal year

           during the Employment Period, an annual bonus (an

           "Annual Bonus") (either pursuant to the incentive

           compensation plan of the Company then in effect,

           or otherwise), in a "Lump Sum In Cash", as

           hereinafter defined, at least equal to the

           average bonus received by the Executive from the

           Company and its affiliates in respect of the

           three (3) fiscal years immediately preceding the

           fiscal year in which the Effective Date occurs.

    (iii)  Incentive, Savings and Retirement Plans.  In

           addition to Base Salary and Annual Bonus payable

           as hereinabove provided, the Executive shall be entitled to participate during the Employment

           Period in all incentive, savings and retirement

           plans and programs applicable to other key

           executives, and/or individual to Executive, of

           the Company and its affiliates (including

           Company's employee benefit plans, in each case

           comparable to those in effect or as subsequently

           amended).  Such plans and programs, in the

           aggregate, shall provide the Executive with

           compensation, benefits and reward opportunities

           at least as favorable as the most favorable of

           such compensation, benefits and reward

           opportunities provided by the Company for the

           Executive under such plans and programs in effect

           at any time during the ninety (90) day period

           immediately preceding the Effective Date, or, if

           more favorable to the Executive, as provided at

           any time thereafter with respect to other key

           executives.

    (iv)   Welfare Benefit Plans.  During the Employment

           Period, the Executive and/or the Executive's

           family, as the case may be, shall be eligible for

           participation in and shall receive all benefits

           under welfare benefit plans provided by the

           Company and its affiliates (including, without

           limitation, medical, prescription, dental,

           disability, salary continuance, executive life,

           group life, accidental death and travel accident

           insurance plans and programs), at least as

           favorable as the most favorable of such plans and

           programs in effect at any time during the ninety

           (90) day period immediately preceding the

           Effective Date as to Executive and/or the

           Executive's family, or, if more favorable to the

           Executive and/or the Executive's family, as in

           effect at any time thereafter with respect to

           other key executives of Company.

    (v)    Expenses.  During the Employment Period, the

           Executive shall be entitled to receive prompt

           reimbursement for all reasonable expenses

           incurred by the Executive in accordance with the

           most favorable policies and procedures of the

           Company and its affiliates in effect at any time

           during the ninety (90) day period immediately

           preceding the Effective Date, or, if more

           favorable to the Executive, as in effect at any

           time thereafter with respect to other key

           executives of the Company.

    (vi)   Fringe Benefits.  During the Employment Period,

           the Executive shall be entitled to fringe

           benefits, including use of an automobile and

           payment of related expenses, if applicable,

           comparable to, and in accordance with, the

           policies of the Company and its affiliates,

           applicable to Executive, in effect at any time

           during the ninety (90) day period immediately

           preceding the Effective Date.

    (vii)  Office and Support Staff.  During the Employment

           Period, the Executive shall be entitled to an

           office (or offices) of a size and with

           furnishings and other appointments, and to

           secretarial and other staff assistance, at least

           equal to the most favorable of the foregoing

           provided to the Executive at any time during the

           ninety (90) day period immediately preceding the

           Effective Date.

    (viii) Vacation.  During the Employment Period, the

           Executive shall be entitled to paid vacation in

           accordance with the most favorable policies of

           the Company and its affiliates as in effect at

           any time during the ninety (90) day period

           immediately preceding the Effective Date.

    (ix)   Pension Benefit Plan.  Anything in this Agreement

           or in the Retirement Plan to the contrary

           notwithstanding, in the event of a Change of

           Control, Executive shall be entitled to "full

           vesting" to age sixty-five (65), payable at age

           sixty (60), under the terms of the Retirement

           Plan, and Company shall, to the extent permitted

           by law, within thirty (30) days of Change of

           Control, either (i) amend and fund the Retirement

           Plan with such additional amounts of money as

           shall be deemed actuarily required to provide

           Executive with "full vesting", to age sixty-five

           (65), normal retirement status, or (ii) agree in

           writing with Executive to provide Executive with

           a Lump-Sum In Cash payment at Retirement Date in

           an amount, net of Federal and State income taxes,

           as may be necessary for Executive to purchase an

           annuity equal to the difference between

           Executive's retirement benefit computed at the

           then current vesting level as provided by the

           Retirement Plan and that to which Executive would

           be entitled at "full vesting" age sixty-five (65)

           normal retirement status.

    5.     Termination.

    (a)    Death or Disability.  This Agreement shall

           terminate automatically upon the Executive's

           death.  (See Section 6(a) for obligations of

           Company on account of termination for death.)  If

           the Company determines in good faith that the

           Disability of the Executive has occurred

           (pursuant to to the definition of "Disability" as

           set forth below), it may give to the Executive

           written notice of its intention to terminate the

           Executive's employment.  In such event, the

           executive's employment with the Company shall

           terminate effective on the thirtieth (30th) day

           after receipt of such notice by the Executive

           (the "Disability Effective Date"), provided that,

           within the thirty (30) days after such receipt,

           the Executive shall not have returned to full-

           time performance of the Executive's duties.  (See

           Section 6(b) for obligations of Company on

           account of termination for Disability).  For

           purposes of this Agreement, "Disability" means

           any mental or physical illness or disability, or

           other incapacitation of Executive that renders

           the Executive unable regularly to perform his

           usual duties for either (x) a consecutive period

           in excess of twenty-six (26) weeks or more after

           commencement, or (y) a cumulative period of

           twenty-six (26) weeks or more in any consecutive

           twelve (12) month period, after commencement, and

           which is determined to be total and permanent in

           characteristic by a physician.

    (b)    Cause.  The Executive's employment may be

           terminated by the Company for "Cause" upon a

           finding made in good faith by the Board.  For

           purposes of this Agreement, "Cause" means serious

           willful misconduct by the Executive, including,

           but not limited to, (i) an act or acts of

           personal dishonesty taken by the Executive and

           intended to result in substantial personal

           enrichment of the Executive at the expense of the

           Company, any of its affiliates or subsidiaries,

           and/or its shareholders, or (ii) repeated

           violations by the Executive of the Executive's

           obligations under Section 4(a) of this Agreement

           which are demonstrably willful and deliberate on

           the Executive's part and which are not remedied

           in a reasonable period of time after receipt of

           written notice from the Company, or (iii) the

           conviction of the Executive of a felony, or (iv)

           the perpetration of a common-law fraud upon

           Company or any of its affiliates or subsidiaries,

           or (v) a determination in final non-applicable

           form made by any State or Federal regulatory

           agency having supervising jurisdiction over the

           Company, or of any of its affiliates or

           subsidiaries, that Executive be removed from his

           management or directorale responsibilities.

    (c)    Good Reason.  The Executive's employment may be

           terminated by the Executive for "Good Reason".

           For purposes of this Agreement, "Good Reason"

           means

    (i)    the assignment to the Executive of any duties

           inconsistent in any respect with the Executive's

           position (including status, offices, titles and

           reporting requirements), authority, duties or

           responsibilities as contemplated by Section 4(a)

           of this Agreement, or any other action by the

           Company which results in a diminution in such

           position, authority, duties or responsibilities,

           or creates an inhospitable, hostile, or

           uncomfortable employment environment as to

           Executive, excluding for this purpose an

           isolated, insubstantial and inadvertent action

           not taken in bad faith and which is remedied by

           the Company promptly after receipt of notice

           thereof given by the Executive;

    (ii)   any failure by the Company to comply with any of

           the provisions of Section 4(b) of this Agreement,

           other than an isolated, insubstantial and

           inadvertent failure not occurring in bad faith

           and which is remedied by the Company promptly

           after receipt of notice thereof given by the

           Executive;

    (iii)  The Company's requiring the Executive to be based

           at any office or location other than that

           described in Section 4(a)(i)(B) hereof, except

           for travel reasonably required in the performance

           of the Executive's responsibilities;

    (iv)   any purported termination by the Company of the

           Executive's employment otherwise than as

           expressly permitted by this Agreement; or

    (v)    any failure by the Company to comply with and

           satisfy Section 11(c) of this Agreement.

    For purposes of this Section 5(c), any good faith

determination of "Good Reason" made by the Executive shall

be conclusive.  Anything in this Agreement to the contrary

notwithstanding, a termination by the Executive for any

reason during the thirty (30) day period immediately

following the first (1st) anniversary of the Effective Date

shall be deemed to be a termination for "Good Reason" for

all purposes of this Agreement.

    (d)    Notice of Termination.  Any termination by the

           Company for "Cause", or by the Executive for

           "Good Reason", shall be communicated by Notice of

           Termination to the other party hereto given and

           delivered in accordance with Section 12(b) of

           this Agreement.  For purposes of this Agreement,

           a "Notice of Termination" means a written notice

           which (i) indicates the specific termination

           provision in this Agreement relied upon, (ii)

           sets forth in reasonable detail the facts and

           circumstances claimed to provide a basis for

           termination of the Executive's employment under

           the provision so indicated, and (iii) if the Date

           of Termination (as defined below) is other than

           the date of receipt of such notice, specifies the

           termination date (which date shall be not more

           than fifteen (15) days after the giving of such

           notice).  The failure by the Executive to set

           forth in the Notice of Termination any fact or

           circumstance which contributes to a showing of

           Good Reason shall not waive any right of the

           Executive hereunder or preclude the Executive

           from adding or otherwise asserting such

           additional fact(s) or circumstance(s) at a

           subsequent date in enforcing his rights

           hereunder.

    (e)    Date of Termination.  "Date of Termination" means

           the date of receipt of the Notice of Termination

           or any later date specified therein, as the case

           may be; provided, however, that (i) if the

           Executive's employment is terminated by the

           Company other than for Cause or Disability, the

           Date of Termination shall be the date on which

           the Company notifies the Executive of such

           termination, and (ii) if the Executive's

           employment is terminated by reason of death or

           Disability, the Date of Termination shall be the

           date of death of the Executive, or the Disability

           Effective Date, as the case may be.

    6.     Obligations of the Company Upon Termination.

    (a)    Death.  If the Executive's employment is

           terminated by reason of the Executive's death,

           this Agreement shall terminate without further

           obligations to the Executive's legal

           representatives, other than those obligations

           accrued or earned by the Executive hereunder as

           of the Date of Termination, including, for this

           purpose the sum of (i) the Executive's full Base

           Salary through the Date of Termination at the

           rate in effect on the Date of Termination or, if

           higher, at the highest rate in effect at any time

           from the ninety (90) day period preceding the

           Effective Date through the Date of Termination

           (the "Highest Base Salary"), (ii) the product of

           the Annual Bonus paid to the Executive for the

           last full fiscal year and a fraction, the

           numerator of which is the number of days in the

           current fiscal year through the Date of

           Termination, and the denominator of which is 365,

           (iii) any compensation previously deferred by the

           Executive (together with any accrued interest

           thereon) and not yet paid by the Company and any

           accrued vacation pay not yet paid by the Company,

           and (iv) any other amounts or benefits owing to,

           or accrued or vested for the account of,

           Executive under the then applicable employee

           benefit plans or policies of the Company (such

           amounts specified in clauses (i), (ii), (iii) and

           (iv) are hereinafter referred to as "Accrued

           Obligations").  All such Accrued Obligations

           shall be paid to the Executive in a "Lump Sum In

           Cash" within thirty (30) days of the Date of

           Termination.  "Lump Sum In Cash" as used herein,

           means United States currency or certified or

           cashiers check in immediately and payable Federal

           funds.  Anything in this Agreement to the

           contrary notwithstanding, the Executive's family

           shall be entitled to receive benefits at least

           equal to the most favorable benefits provided by

           the Company and any of its affiliates to

           surviving families of executives of the Company

           and such affiliates under such plans, programs

           and policies relating to family death benefits,

           if any, in accordance with the most favorable

           policies of the Company and its affiliates in

           effect at any time during the ninety (90) day

           period immediately preceding the Effective Date,

           or, if more favorable to the Executive and/or the

           Executive's family, as in effect on the date of

           the Executive's death with respect to other key

           executives and their families.

    (b)    Disability.  If the Executive's employment is

           terminated by reason of the Executive's

           Disability, this Agreement shall terminate

           without further obligations to the Executive,

           other than those obligations accrued or earned by

           the Executive hereunder as of the Date of

           Termination, including for this purpose, all

           Accrued Obligations.  All such Accrued

           Obligations shall be paid to the Executive in a

           Lump Sum In Cash within thirty (30) days of the

           Date of Termination.  Anything in this Agreement

           to the contrary notwithstanding, the Executive

           shall be entitled after the Disability Effective

           Date to receive disability and other benefits at

           least equal to the most favorable of those

           provided by the Company and its affiliates to

           disabled employees and/or their families in

           accordance with such plans, programs and policies

           relating to disability, if any, in accordance

           with the most favorable policies of the Company

           and its affiliates in effect at any time during

           the ninety (90) day period immediately preceding

           the Effective Date or, if more favorable to the

           Executive and/or the Executive's family, as in

           effect at any time thereafter with respect to

           other key executives and their families.

    (c)    Cause; Other than for Good Reason.  If the

           Executive's employment shall be terminated by

           Company for "Cause", this Agreement shall

           terminate without further obligations to the

           Executive other than the obligation of Company to

           pay to the Executive the Highest Base Salary

           through the Date of Termination plus the amount

           of any compensation previously deferred by the

           Executive (together with accrued interest

           thereon).  If the Executive terminates employment

           other than for "Good Reason", this Agreement

           shall terminate without further obligations of

           Company to the Executive, other than those

           obligations accrued or earned by the Executive

           through the Date of Termination, including for

           this purpose, all Accrued Obligations.

    (d)    Other Than for Cause or Disability; Good Reason.

           If, during the Employment Period, the Company

           shall terminate the Executive's employment other

           than for Cause, Disability, or death, or the

           Executive shall terminate his employment for

           "Good Reason":

    (i)    the Company shall pay to the Executive in a Lump

           Sum In Cash within thirty (30) days after the

           Date of Termination the aggregate of the

           following amounts:

           A.  to the extent not theretofore paid, the

               Executive's Highest Base Salary through the

               Date of Termination; and

           B.  the product of (x) the Annual Bonus paid to

               the Executive for the last full fiscal year

               (if any) ending during the Employment Period

               or, if higher, the Annual Bonus paid to the

               Executive for the last full fiscal year prior

               to the Effective Date (as applicable, the

               "Recent Bonus") and (y) a fraction, the

               numerator of which is the number of days in

               the current fiscal year through the Date of

               Termination and the denominator of which is

               365; and

           C.  the product of (x) three (3) and (y) the sum of

               (i) the Highest Base Salary and (ii) the

               Recent Bonus; and

           D.  in the case of compensation previously

               deferred by the Executive, all amounts

               previously deferred (together with any

               accrued interest thereon) and not yet paid by

               the Company, and any accrued vacation pay not

               yet paid by the Company; and

           E.  all other amounts accrued or earned by the

               Executive through the Date of Termination and

               amounts otherwise owing under the then

               existing plans and policies at the Company;

               and

           F.  the Executive shall be entitled to receive a

               lump-sum retirement benefit equal to the

               difference between (x) the actuarial

               equivalent of the benefit under the

               Retirement Plan and the supplemental and/or

               excess retirement plan, if any, the Executive

               would receive if he remained employed by the

               company at the compensation level provided

               for in Sections 4(b)(i) and 4(b)(ii) of this

               Agreement for the remainder of the Employment

               Period, and (y) the actuarial equivalent of

               his benefit, if any, under the Retirement

               Plan and the supplemental and/or excess

               retirement plan; and

    (ii)   for the remainder of the Employment Period, or

           for a period of thirty-six (36) months from Date

           of Termination, if longer, or for such longer

           period as any plan, program or policy may

           provide, at Executive's election, the Company

           shall continue benefits to the Executive, and/or

           the Executive's family, at least equal to those

           which would have been provided to them in

           accordance with the plans, programs and policies

           described in Section 4(b)(iv) of this Agreement

           if the Executive's employment had not been

           terminated, including health insurance and life

           insurance, in accordance with the most favorable

           plans, programs and policies described in Section

           4(b)(iv) of this Agreement if the Executive's

           employment had not been terminated, including

           health insurance and life insurance, in

           accordance with the most favorable plans,

           programs or policies of the Company and its

           affiliates during the ninety (90) day period

           immediately preceding the Effective Date, or, if

           more favorable to the Executive, as in effect at

           any time thereafter with respect to other key

           executives and their families and for purposes of

           eligibility for retiree benefits pursuant to such

           plans, programs and policies, the Executive shall

           be considered to have remained employed until the

           end of the Employment Period and to have retired

           on the last day of such period.

    7.     Non-exclusivity of Rights.  Nothing in this

Agreement shall prevent or limit the Executive's continuing

or future participation in any benefit, bonus, incentive or

other plan or program provided by the Company or any of its

affiliated companies and for which the Executive may

qualify, nor shall anything herein limit or otherwise affect such rights as the Executive may have under any stock option or other agreements with the Company or any of its

affiliates companies.  Amounts which are vested benefits or

which the Executive is otherwise entitled to receive under

any plan or program of the Company or any of its affiliates

companies at or subsequent to the Date of Termination shall

be payable in accordance with such plan or program.

    8.     Full Settlement.  The Company's obligation to

make the payments provided for in this Agreement and

otherwise to perform its obligations hereunder shall not be

affected by any set-off, counterclaim, recoupment, defense

or other claim, right or action which the Company may have

against the Executive or others.  In no event shall the

Executive be obligated to seek other employment or take any

other action by way of mitigation of the amounts payable to

the Executive under any of the provisions of this Agreement.

The Company agrees to pay, to the full extent permitted by

law, all legal fees and expenses which the Executive may

reasonable incur as a result of any contest (regardless of

the outcome thereof) by the Company or others of the

validity or enforceability of, or liability under, any

provision of this Agreement or any guarantee of performance

thereof (including as a result of any contest by the

Executive about the amount of any payment pursuant to

Section 9 of this Agreement), plus in each case interest at

the applicable Federal rate provided for in Section

7872(f)(2) of the Code.

    9.     Certain Additional Payments by the Company.

    (a)    Anything in this Agreement to the contrary

           notwithstanding, in the event it shall be

           determined that any payment or distribution by

           the Company to or for the benefit of the

           Executive, whether paid or payable or distributed

           or distributable pursuant to the terms of this

           Agreement or otherwise (a "Payment"), would be

           subject to the excise tax imposed by Section 4999

           of the Internal Revenue Code of 1986, as

           hereafter amended (the "Code"), or any similar

           provision of any successor or amended Code, or

           any interest or penalties with respect to such

           excise tax (such excise tax, together with any

           such interest and penalties, are hereinafter

           collectively referred to as the "Excise Tax"),

           then the Executive shall be entitled to receive

           an additional payment (a "Gross-Up Payment") in

           an amount such that after payment by the

           Executive of all taxes (including any interest or

           penalties imposed with respect to such taxes),

           including any Excise Tax, imposed upon the Gross-

           Up Payment, the Executive retains an amount of

           the Gross-Up Payment equal to the Excise Tax

           imposed upon the Payments.

    (b)    Subject to the provisions of Section 9(c), all

           determinations required to be made under this

           Section 9, including whether a Gross-Up Payment

           is required and the amount of such Gross-Up

           Payment, shall be made by Messrs. Ernst &

           Whinney, or the certified public accounting firm

           then regularly engaged by Company to review and

           audit its financial records (the "Accounting

           Firm"), which shall provide detailed supporting

           calculations both to the Company and the

           Executive within fifteen (15) business days of

           the Date of Termination, if applicable, or such

           earlier time as is requested by the Company.  If

           the Accounting Firm determines that no Excise Tax

           is payable by the Executive, it shall furnish the

           Executive with a professional opinion that

           substantial authority exists for him not to

           report any Excise Tax on his federal income tax

           return.  Any determination by the Accounting Firm

           shall be binding upon the Company and the

           Executive.  As a result of any uncertainty in the

           application of Section 4999 of the Code at the

           time of an initial determination by the

           Accounting Firm made hereunder, it is possible

           that Gross-Up Payments which will not have been

           made by the Company should have been made

           ("Underpayment"), consistent with the

           calculations required to be made hereunder.  In

           the event that the Company exhausts its remedies

           pursuant to Section 9(c) and the Executive

           thereafter is required to make a payment of any

           Excise Tax, the Accounting Firm shall determine

           the amount of the Underpayment that has occurred

           and any such Underpayment shall be promptly paid

           in a Lump Sum In Cash by the Company to or for

           the benefit of the Executive.

    (c)    The Executive shall notify the Company in writing

           of any claim by the Internal Revenue Service

           that, if successful, would require the payment by

           the Company of the Gross-Up Payment.  Such

           notification shall be given as soon as

           practicable but not later than ten (10) business

           days after the Executive knows of such claim and

           shall apprise the Company of the nature of such

           claim and the date on which such claim is

           requested to be paid.  The Executive shall not

           pay such claim prior to the expiration of the

           thirty (30) days period following the date on

           which it gives such notice to the Company (or

           such shorter period ending on the date that any

           payment of taxes with respect to such claim is

           due).  If the Company notifies the Executive in

           writing prior to the expiration of such period

           that it desires to contest such claim, the

           Executive shall:

           (i)   give the Company any information reasonably

                 requested by the Company relating to such

                 claim,

           (ii)  take such action in connection with

                 contesting such claim as the Company shall

                 reasonably request in writing from time to

                 time, including, without limitation,

                 accepting legal representation with respect

                 to such claim by an attorney reasonably

                 selected by the Company,

           (iii) cooperate with the Company in good faith in

                 order effectively to contest such claim,

           (iv)  permit the Company to participate in any

                 proceedings relating to such claim;

           provided, however, that the Company shall bear

           and pay directly all costs and expenses

           (including additional interest and penalties)

           incurred in connection with such contest and

           shall indemnify and hold the Executive harmless,

           on an after-tax basis, for any Excise Tax or

           income tax, including interest and penalties with

           respect thereto, imposed as a result of such

           representation and payment of costs and expenses.

           Without limitation on the foregoing provisions of

           this Section 9(c), the Company shall control all

           proceedings taken in connection with such contest

           and, at its sole option, may pursue or forego any

           and all administrative appeals, proceedings,

           hearings and conferences with the taxing

           authority in respect of such claim and may, at

           its sole option, either direct the Executive to

           pay the tax claimed and sue for a refund or

           contest the claim in any permissible manner, and

           the Executive agrees to prosecute such contest to

           a determination before any administrative

           tribunal, in a court of initial jurisdiction and

           in one or more appellate courts, as the Company

           shall determine; provided, however, that if the

           Company directs the Executive to pay such claim

           and sue for a refund, the Company shall advance

           the amount of such payment to the Executive, on

           an interest-free basis and shall indemnify and

           hold the Executive harmless, on an after-tax

           basis, from any Excise Tax or income tax,

           including interest or penalties with respect

           thereto, imposed with respect to such advance or

           with respect to any imputed income with respect

           to such advance; and further provided that any

           extension of the statute of limitations relating

           to payment of taxes for the taxable year of the

           Executive with respect to which such contested

           amount is claimed to be due is limited solely to

           such contested amount.  Furthermore, the

           Company's control of the contest shall be limited

           to issues with respect to which a Gross-Up

           Payment would be payable hereunder and the

           Executive shall be entitled to settle or contest,

           as the case may be, any other issue raised by the

           Internal Revenue Service or any other taxing

           authority.

    (d)    If, after the receipt by the Executive of an

           amount advanced by the Company pursuant to

           Section 9(c), the Executive becomes entitled to

           receive any refund with respect to such claim,

           the Executive shall (subject to the Company's

           complying with the requirements of Section 9(c))

           promptly pay to the Company the amount of such

           refund (together with any interest paid or

           credited thereon after taxes applicable thereto).

           If, after the receipt by the Executive of an

           amount advanced by the Company pursuant to

           Section 9(c), a determination is made that the

           Executive shall not be entitled to any refund

           with respect to such claim and the Company does

           not notify the Executive in writing of its intent

           to contest such denial of refund prior to the

           expiration of thirty (30) days after such

           determination, then such advance shall be

           forgiven and shall not be required to be repaid

           and the amount of such advance (less any Excise

           Tax or income tax, including interest and

           penalties with respect thereto, imposed with

           respect to such forgiveness), shall offset, to

           the extent thereof, the amount of Gross-Up

           Payment required to be paid.

    10.    Confidential Information.  The Executive shall

hold in a fiduciary capacity for the benefit of the Company

all proprietary, secret or confidential information,

knowledge or data relating to (a) the Company or any of its

affiliates or subsidiaries, and their respective businesses,

and (b) the customers of each, which shall have been

obtained by the Executive during the Executive's employment

by the Company, or any of its affiliates, and which shall

not be or hereafter become public knowledge (other than by

acts perpetrated by the Executive, or his representatives,

in violation of this Agreement).  After termination of the

Executive's employment with the Company, the Executive shall not, without the prior written consent of the Company,

communicate or divulge any such information, knowledge or

data to anyone other than to the Company and/or those

designated by it to receive same, except (i) as such

disclosures or communications may be ordered by a court of

competent jurisdiction, or by any State or Federal

regulatory agency or body having supervisory jurisdiction

over the business and affairs of Company and its affiliates

and subsidiaries; (ii) disclosures or communications made to legal counsel or accountants of Executive, as required in

the performance of their professional duties.  In no event

shall an asserted violation of the provisions of this

Section 10 constitute a basis for deferring or withholding

any amounts otherwise payable to the Executive under this

Agreement.

    11.    Successors.

    (a)    This Agreement is a personal to the Executive

           and, without the prior written consent of the

           Company, shall not be assignable by the Executive

           otherwise than by will or by assignment to the

           Trustee of a revocable intervivos trust (grantor

           type) created by Executive for the benefit of

           Executive and/or Executive's family, or by the

           laws of descent and distribution.  This Agreement

           shall inure to the benefit of and be enforceable

           by the Executive's legal representatives.

    (b)    This Agreement shall inure to the benefit of and

           be binding upon the Company and its successors

           and assigns.

    (c)    The Company will require any successor (whether

           direct or indirect, by purchase, merger,

           consolidation or otherwise) to all or

           substantially all of the business and/or assets

           of the Company to expressly assume and agree to

           perform this Agreement in the same manner and to

           the same extent that the Company would be

           required to perform it if no such succession had

           taken place.  As used in this Agreement, the

           expression "Company" shall mean the Company as

           hereinbefore defined, its predecessors, and any

           successor to its business and/or assets as

           aforesaid which assumes and agrees to perform

           this Agreement by operation of law, or otherwise.

    12.    Miscellaneous.

    (a)    Applicable Law; Jurisdiction.  This Agreement

           shall be governed by and construed in accordance

           with the laws of the State of New Hampshire,

           without reference to principles of conflict of

           laws.  Disputes which may arise in connection

           with this Agreement, or any provision thereof,

           shall be litigated and/or arbitrated within the

           State of New Hampshire.  The captions of this

           Agreement are not part of the provisions hereof

           and shall have no force or effect.  This

           Agreement may not be amended or modified

           otherwise than by a written agreement executed by

           the parties hereto or their respective successors

           and legal representatives.

    (b)    Notices and Communications.  All notices and

           other communications hereunder shall be in

           writing and shall be given by hand delivery to

           the other party or by United States registered or

           certified mail, return receipt requested, postage

           prepaid, addressed as follows:

           If to the Executive:  Davis P. Thurber
                                 25 Swart Terrace
                                 Nashua, New Hampshire  03060;
                                 and

           If to the Company:    Bank of New Hampshire Corp.
                                 300 Franklin Street - Box 600
                                 Manchester, New Hampshire  03105

                             cc: Executive Compensation Committee
                                 Board of Directors
                                 Bank of New Hampshire Corp.
                                 c/o 300 Franklin Street
                                 P.O. Box 600
                                 Manchester, New Hampshire  03105
                                 Attention:  Chairman

           or, to such other address as either Party shall

           have furnished to the other in writing in

           accordance therewith.  Notice and communications

           shall be effective on the earlier of actual

           receipt by the Party to whom it is addressed, or

           such Party's delegate, or the tenth (10th) day

           following confirmed evidence of deposit in the

           United States postal system.

    (c)    Validity and Enforceability.  The invalidity or

           unenforceability of any provision of this

           Agreement shall not affect the validity or

           enforceability of any other provision of this

           Agreement.

    (d)    Withholding for Taxes.  The Company may withhold

           from any amounts payable under this Agreement

           such Federal, state or local taxes as shall be

           required to be withheld pursuant to any

           applicable law or regulation.

    (e)    Waiver.  The Executive's failure to insist upon

           strict compliance with any provision hereof shall

           not be deemed to be a waiver of such provision or

           any other provision thereof.

    (f)    Merger of Understanding.  This Agreement contains

           the entire understanding of the Company and the

           Executive with respect to the subject matter

           hereof.

    (g)    Present Employment, Condition of.  The Executive

           and the Company acknowledge that the employment

           of the Executive by the Company is "at will",

           and, prior to the Effective Date, may be

           terminated by either the Executive or the Company

           at any time.  Upon a termination of the

           Executive's employment or upon the Executive's

           ceasing to be an officer of the Company, in each

           case, prior to the Effective Date, there shall be

           no further rights under this Agreement.

    (h)    Headings and Titles.  The headings and titles of

           sections and subsections of this Agreement are

           for convenience only and shall not have any

           independent legal effect.

    (i)    Amendments.  This Agreement may be amended only

           by a written instrument of Amendment signed by

           each of the Parties.

    (j)    Counterparts.  This Agreement may be executed in

           multiple counterparts for retention by the

           Executive, the Company, and legal counsel to the

           Company.

    IN WITNESS WHEREOF, the Executive has hereunto set his

hand and, pursuant to the authorization from its Board of

Directors, the Company has caused these presents to be

executed in its name on its behalf, all as of the day and

year first above written.

WITNESS:



/s/ Robert B. Field, Jr.           /s/ Davis P. Thurber
                                   Davis P. Thurber (EXECUTIVE)



                               BANK OF NEW HAMPSHIRE CORPORATION


Attest: /s/ Robert B. Field, Jr.  BY: /s/ Paul R. Shea
        Secretary                 Its Executive VP, duly
                                  authorized
                                  (COMPANY)

                     BANK OF NEW HAMPSHIRE CORPORATION
                     AGREEMENT AS TO FUTURE EMPLOYMENT




               Bank of New Hampshire Corporation ("Company")

                        Paul R. Shea ("Executive")










                         Dated:  December 21, 1988

                                   INDEX


                                                           Page

1.  Certain Definitions . . . . . . . . . . . . . . . . .    3
    (a) Effective Date. . . . . . . . . . . . . . . . . .    3
    (b) Change of Control Period. . . . . . . . . . . . .    4

2.  Change of Control . . . . . . . . . . . . . . . . . .    5

3.  Employment Period . . . . . . . . . . . . . . . . . .    7

4.  Terms of Employment . . . . . . . . . . . . . . . . .    7
    (a) Position and Dutues . . . . . . . . . . . . . . .    7
    (b) Compensation. . . . . . . . . . . . . . . . . . .    9

5.  Termination . . . . . . . . . . . . . . . . . . . . .   13
    (a) Death or Disability . . . . . . . . . . . . . . .   13
    (b) Cause . . . . . . . . . . . . . . . . . . . . . .   15
    (c) Good Reason . . . . . . . . . . . . . . . . . . .   16
    (d) Notice of Termination . . . . . . . . . . . . . .   17
    (e) Date of Termination . . . . . . . . . . . . . . .   18

6.  Obligations of the Company
     Upon Termination . . . . . . . . . . . . . . . . . .   19
    (a) Death . . . . . . . . . . . . . . . . . . . . . .   19
    (b) Disability. . . . . . . . . . . . . . . . . . . .   20
    (c) Cause; Other than for Good Reason . . . . . . . .   21
    (d) Other than for Cause or
         Disability; Good Reason. . . . . . . . . . . . .   22

7.  Non-exclusivity of Rights . . . . . . . . . . . . . .   25

8.  Full Settlement . . . . . . . . . . . . . . . . . . .   25

9.  Certain Additional Payments by
     the Company. . . . . . . . . . . . . . . . . . . . .   26

10. Confidential Information. . . . . . . . . . . . . . .   32

11. Successors. . . . . . . . . . . . . . . . . . . . . .   33

12. Miscellaneous . . . . . . . . . . . . . . . . . . . .   34
    (a) Applicable Law; Jurisdiction. . . . . . . . . . .   34
    (b) Notices and Communciations. . . . . . . . . . . .   35
    (c) Validity and Enforceablity. . . . . . . . . . . .   36
    (d) Withholding of Taxes. . . . . . . . . . . . . . .   36
    (e) Waiver. . . . . . . . . . . . . . . . . . . . . .   36
    (f) Merger of Understanding . . . . . . . . . . . . .   36
    (g) Present Employment, Condition of. . . . . . . . .   36
    (h) Headings and Titles . . . . . . . . . . . . . . .   37
    (i) Amendments. . . . . . . . . . . . . . . . . . . .   37
    (j) Counterparts. . . . . . . . . . . . . . . . . . .   37




             BANK OF NEW HAMPSHIRE CORPORATION
             AGREEMENT AS TO FUTURE EMPLOYMENT


    AGREEMENT made this 21st day of December, 1988, for and

as of December 21, 1988, by and between Bank of New

Hampshire Corporation, a New Hampshire bank holding company,

registered pursuant to the Federal Bank Holding Company Act

of 1956, as amended, with a principal place of business at

300 Franklin Street, Manchester, New Hampshire  03105;

(hereafter, the "Company"), and Paul R. Shea, of 420

Midhurst Road, Nashua, New Hampshire  03060; (hereafter, the

"Executive"), and together, sometimes hereafter referred to

as, (the "Parties").

    WHEREAS the Company considers the establishment and

maintenance of a sound and vital management to be essential

to protecting and enhancing the best interests of Company

and its shareholders;

    WHEREAS in connection with the maintenance of sound and

vital management, the Company recognizes that, as is the

case with many publicly held corporations, the possibility

of a "Change of Control" (as hereinafter defined) may exist

and that such continuing possibility, and the uncertainty

and questions which it may raise among management, is

unsettling and may result in the distraction of management

personnel to the detriment of Company and its shareholders;




    WHEREAS company further recognizes that the financial

services industry is currently undergoing structural and

legislative changes, with the expectation of additional

changes in the future, and that such changes would tend to

exacerbate the uncertainty among management that a Change of

Control might create;

    WHEREAS if Company should receive proposals, whether

invited or uninvited, from third (3rd) parties with respect

to its future, it believes it important that management

personnel be in a position to assess and advise the Board of

Directors of Company (hereafter, the "Board") whether such

proposals would be in the best interests of Company and its

shareholders, without being influenced by the uncertainties

of management's own employment situations or circumstances;

    WHEREAS the Board wishes to demonstrate to the members

of management that Company is concerned with the welfare of

its executives and intends to see that loyal executives are

treated fairly;

    WHEREAS the Board has determined that is is in the best

interests of the Company and its shareholders to assure that the Company will have the continued dedication of the

Executive, notwithstanding the possibility, threat, or

occurrence of a Change of Control of the Company;

    WHEREAS the Board believes it is imperative to diminish

the inevitable distraction of the Executive by virtue of the personal uncertainties and risks created by a pending or

threatened Change of Control, to encourage the Executive's


full attention and dedication to the Company currently, and

in the event of any threatened or pending Change of Control,

and to provide the Executive with compensation arrangements

upon a Change of Control which provide the Executive with

individual financial security and which are competitive with those of other corporations similarly situated in the

financial industry;

    WHEREAS the Board has determined that appropriate steps

should be taken to reinforce and encourage the continued

attention and dedication of members of Company's management,

including Executive, to the assigned duties without

disturbance in the face of the potentially disturbing

uncertainties arising from the possibility of a Change of

Control; and

    WHEREAS in order to accomplish these objectives, the

Board has caused the Company to enter into this Agreement.

    NOW, THEREFORE, in consideration of the promises,

representations and covenants herein contained, and for

other and valuable consideration, the receipt of which is

hereby acknowledged, the Parties hereto agree as follows:

    1.  Certain Definitions.

    (a)    The "Effective Date" shall be the first date

           during the "Change of Control Period" (as defined

           in Section 1(b)) on which a Change of Control

           occurs.  Anything in this Agreement to the

           contrary notwithstanding, if the Executive's

           employment with the Company is terminated prior


           to the date on which a Change of Control occurs,

           and it is reasonably demonstrated that such

           termination (i) was at the request of a third

           (3rd) party who has taken steps reasonably

           calculated to effect a Change of Control, or (ii)

           otherwise arose in connection with, or in

           anticipation of, a Change of Control, then for

           all purposes of this Agreement the "Effective

           Date" shall mean the date immediately prior to

           the date of such termination.

    (b)    The "Change of Control Period" is the period

           commencing on the date hereof and ending on the

           earlier to occur of (i) the third (3rd)

           anniversary of such date, or (ii) the first (1st)

           day of the month next following the Executive's

           actual retirement date ("Retirement Date") under

           The Retirement Plan For Employees of Bank of New

           Hampshire, National Association, as adopted by

           Company for the benefit of its employees,

           including Executive, or any successor or

           replacement retirement plan hereafter adopted by

           Company at any time, and from time to time, (the

           "Retirement Plan"); provided however, that

           commencing on the date one (1) year after the

           date hereof, and on each annual anniversary of

           such date (such date and each annual anniversary

           thereof is hereinafter referred to as the


           "Renewal Date"), the Change of Control Period

           shall be automatically extended so as to

           terminate on the earlier date of (x) three (3)

           years from such Renewal Date, or (y) the first

           (1st) day of the month coinciding with, or next

           following, the Executive's Retirement Date,

           unless, at least sixty (60) days prior to the

           Renewal Date, the Company shall give notice that

           the Change of Control Period shall not be so

           extended.

    2.     Change of Control.  For the purpose of this

Agreement, the phrase "Change of Control" shall mean:

    (a)    The acquisition (other than from the Company) by

           any person, entity or "group", within the meaning

           of Section 13(d)(3) or 14(d)(2) of the Securities

           Exchange Act of 1934 (the "Exchange Act"),

           (excluding, for this purpose, the Company or its

           subsidiaries, or any employee benefit plan of

           either the Company or its subsidiaries which

           acquires beneficial ownership of voting

           securities of the Company) of beneficial

           ownership, (within the meaning of Rule 13d-3

           promulgated under the Exchange Act) of twenty

           percent (20%) or more of either (x) the then

           outstanding shares of common stock, or (y) the

           combined voting power of the Company's then

           outstanding voting securities entitled to vote


           generally in the election of directors; or

    (b)    Individuals who, as of the date hereof,

           constitute the Board (as of the date hereof, the

           "Incumbent Board") cease for any reason to

           constitute at least a majority of the Board,

           provided that any person becoming a director

           subsequent to the date hereof whose election, or

           nomination for election by the Company's

           shareholders, was approved by a vote of at least

           a majority of the directors then comprising the

           Incumbent Board (other than an election or

           nomination of an individual whose initial

           assumption of office is in connection with an

           actual or threatened election contest relating to

           the election of the Directors of the Company, as

           such terms are used in Rule 14a-11 of the

           Regulation 14A promulgated under the Exchange

           Act) shall be, for purposes of this Agreement,

           considered as though such person were a member of

           the Incumbent Board; or

    (c)    Approval by the shareholders of the Company of a

           reorganization, merger, consolidation, in each

           case, with respect to which persons who were the

           shareholders of the Company immediately prior to

           such reorganization, merger or consolidation do

           not, immediately thereafter, own more than fifty

           percent (50%) of the combined voting power


           entitled to vote generally in the election of

           directors of the reorganized, merged or

           consolidated company's then outstanding voting

           securities, or a liquidation or dissolution of

           the Company or of the sale of all or

           substantially all of the assets of the Company;

           or

    (d)    A determination made by the Board that a person,

           entity or "group" within the meaning of Section

           13(d)(3) or 14(d)(2) of the Exchange Act,

           directly or indirectly, exercises a controlling

           influence over the management or policy of the

           Company, except to the extent such person, entity

           or "group" presently exists and has been

           identified, prior to the date hereof, by the

           Board in Exchange Act filings.

    3.     Employment Period.  The Company hereby agrees to

continue the Executive in its employ, and the Executive

hereby agrees to remain in the employ of the Company, for

the period commencing on the Effective Date and ending on

the earlier to occur of (x) the third (3rd) anniversary of

such date, or (y) the first (1st) day of the month

coinciding with or next following the Executive's Retirement

Date (the "Employment Period").

    4.     Terms of Employment.

    (a)    Position and Duties.

    (i)    During the Employment Period, (A) the Executive's


           position (including status, offices, titles and

           reporting requirements), authority, duties and

           responsibilities shall be at least commensurate

           in all material respects with the most

           significant of those held, exercised and assigned

           any time during the ninety (90) day period

           immediately preceding the Effective Date, and (B)

           the Executive's services shall be performed at

           the location where the Executive was employed

           immediately preceding the Effective Date or any

           office or location less than thirty-five (35)

           miles from such location and within the State of

           New Hampshire.

    (ii)   During the Employment Period, and excluding any

           periods of vacation and sick leave to which the

           Executive is entitled, the Executive agrees to

           devote reasonable attention and time during

           normal business hours to the business and affairs

           of the Company, and, to the extent necessary to

           discharge the responsibilities assigned to the

           Executive hereunder, to use the Executive's

           reasonable best efforts to perform faithfully and

           efficiently such responsibilities.  During the

           Employment Period it shall not be a violation of

           this Agreement for the Executive to (A) serve on

           corporate, civic or charitable boards or

           committees, (B) deliver lectures, fulfill

           speaking engagements or teach at educational

           institutions, and/or (C) manage personal

           investments (including investments in financial

           institutions and other business entities, whether

           public or closely held, or whether existing in

           partnership form, that may be in competition with

           Company), so long as such activities do not

           significantly and materially interfere with the

           performance of the Executive's responsibilities

           as an employee of the Company in accordance with

           this Agreement.  It is expressly understood and

           agreed that to the extent any such activities

           have been conducted by the Executive prior to the

           Effective Date, the continued conduct of such

           activities (or the conduct of activities similar

           in nature and scope thereto) subsequent to the

           Effective Date shall not thereafter be deemed to

           interfere with the performance of the Executive's

           responsibilities to the Company.

    (b)    Compensation.

    (i)    Base Salary.  During the Employment Period, the

           Executive shall receive a base salary ("Base

           Salary") at a monthly rate at least equal to the

           highest monthly base salary paid to the Executive

           by the Company during the twenty-four (24) months

           period immediately preceding the month in which

           the Effective Date occurs.  During the Employment

           Period, the Base Salary shall be reviewed by the

           Board at least annually and shall be increased at

           any time, and from time to time, as shall be

           substantially consistent with increases in base

           salary awarded in the ordinary course of business

           to other key executives then employed by the

           Company and its affiliates.  Any increase in Base

           Salary shall not serve to either limit or reduce

           any other obligation(s) to the Executive under

           this Agreement.  During the Employment Period, at

           no time following the award of any such increase

           to Base Salary shall the Base Salary of Executive

           ever be reduced.

    (ii)   Annual Bonus.  In addition to Base Salary, the

           Executive shall be awarded, for each fiscal year

           during the Employment Period, an annual bonus (an

           "Annual Bonus") (either pursuant to the incentive

           compensation plan of the Company then in effect,

           or otherwise), in a "Lump Sum In Cash", as

           hereinafter defined, at least equal to the

           average bonus received by the Executive from the

           Company and its affiliates in respect of the

           three (3) fiscal years immediately preceding the

           fiscal year in which the Effective Date occurs.

    (iii)  Incentive, Savings and Retirement Plans.  In

           addition to Base Salary and Annual Bonus payable

           as hereinabove provided, the Executive shall be

           entitled to participate during the Employment

           Period in all incentive, savings and retirement

           plans and programs applicable to other key

           executives, and/or individual to Executive, of

           the Company and its affiliates (including

           Company's employee benefit plans, in each case

           comparable to those in effect or as subsequently

           amended).  Such plans and programs, in the

           aggregate, shall provide the Executive with

           compensation, benefits and reward opportunities

           at least as favorable as the most favorable of

           such compensation, benefits and reward

           opportunities provided by the Company for the

           Executive under such plans and programs in effect

           at any time during the ninety (90) day period

           immediately preceding the Effective Date, or, if

           more favorable to the Executive, as provided at

           any time thereafter with respect to other key

           executives.

    (iv)   Welfare Benefit Plans.  During the Employment

           Period, the Executive and/or the Executive's

           family, as the case may be, shall be eligible for

           participation in and shall receive all benefits

           under welfare benefit plans provided by the

           Company and its affiliates (including, without

           limitation, medical, prescription, dental,

           disability, salary continuance, executive life,

           group life, accidental death and travel accident

           insurance plans and programs), at least as

           favorable as the most favorable of such plans and

           programs in effect at any time during the ninety

           (90) day period immediately preceding the

           Effective Date as to Executive and/or the

           Executive's family, or, if more favorable to the

           Executive and/or the Executive's family, as in

           effect at any time thereafter with respect to

           other key executives of Company.

    (v)    Expenses.  During the Employment Period, the

           Executive shall be entitled to receive prompt

           reimbursement for all reasonable expenses

           incurred by the Executive in accordance with the

           most favorable policies and procedures of the

           Company and its affiliates in effect at any time

           during the ninety (90) day period immediately

           preceding the Effective Date, or, if more

           favorable to the Executive, as in effect at any

           time thereafter with respect to other key

           executives of the Company.

    (vi)   Fringe Benefits.  During the Employment Period,

           the Executive shall be entitled to fringe

           benefits, including use of an automobile and

           payment of related expenses, if applicable,

           comparable to, and in accordance with, the

           policies of the Company and its affiliates,

           applicable to Executive, in effect at any time

           during the ninety (90) day period immediately

           preceding the Effective Date.

    (vii)  Office and Support Staff.  During the Employment

           Period, the Executive shall be entitled to an

           office (or offices) of a size and with

           furnishings and other appointments, and to

           secretarial and other staff assistance, at least

           equal to the most favorable of the foregoing

           provided to the Executive at any time during the

           ninety (90) day period immediately preceding the

           Effective Date.

    (viii) Vacation.  During the Employment Period, the

           Executive shall be entitled to paid vacation in

           accordance with the most favorable policies of

           the Company and its affiliates as in effect at

           any time during the ninety (90) day period

           immediately preceding the Effective Date.

    (ix)   Pension Benefit Plan.  Anything in this Agreement

           or in the Retirement Plan to the contrary

           notwithstanding, in the event of a Change of

           Control, Executive shall be entitled to "full

           vesting" to age sixty-five (65), payable at age

           sixty (60), under the terms of the Retirement

           Plan, and Company shall, to the extent permitted

           by law, within thirty (30) days of Change of

           Control, either (i) amend and fund the Retirement

           Plan with such additional amounts of money as

           shall be deemed actuarily required to provide

           Executive with "full vesting", to age sixty-five

           (65), normal retirement status, or (ii) agree in

           writing with Executive to provide Executive with

           a Lump-Sum In Cash payment at Retirement Date in

           an amount, net of Federal and State income taxes,

           as may be necessary for Executive to purchase an

           annuity equal to the difference between

           Executive's retirement benefit computed at the

           then current vesting level as provided by the

           Retirement Plan and that to which Executive would

           be entitled at "full vesting" age sixty-five (65)

           normal retirement status.

    5.     Termination.

    (a)    Death or Disability.  This Agreement shall

           terminate automatically upon the Executive's

           death.  (See Section 6(a) for obligations of

           Company on account of termination for death.)  If

           the Company determines in good faith that the

           Disability of the Executive has occurred

           (pursuant to to the definition of "Disability" as

           set forth below), it may give to the Executive

           written notice of its intention to terminate the

           Executive's employment.  In such event, the

           executive's employment with the Company shall

           terminate effective on the thirtieth (30th) day

           after receipt of such notice by the Executive

           (the "Disability Effective Date"), provided that,

           within the thirty (30) days after such receipt,

           the Executive shall not have returned to full-

           time performance of the Executive's duties.  (See

           Section 6(b) for obligations of Company on

           account of termination for Disability).  For

           purposes of this Agreement, "Disability" means

           any mental or physical illness or disability, or

           other incapacitation of Executive that renders

           the Executive unable regularly to perform his

           usual duties for either (x) a consecutive period

           in excess of twenty-six (26) weeks or more after

           commencement, or (y) a cumulative period of

           twenty-six (26) weeks or more in any consecutive

           twelve (12) month period, after commencement, and

           which is determined to be total and permanent in

           characteristic by a physician.

    (b)    Cause.  The Executive's employment may be

           terminated by the Company for "Cause" upon a

           finding made in good faith by the Board.  For

           purposes of this Agreement, "Cause" means serious

           willful misconduct by the Executive, including,

           but not limited to, (i) an act or acts of

           personal dishonesty taken by the Executive and

           intended to result in substantial personal

           enrichment of the Executive at the expense of the

           Company, any of its affiliates or subsidiaries,

           and/or its shareholders, or (ii) repeated

           violations by the Executive of the Executive's

           obligations under Section 4(a) of this Agreement

           which are demonstrably willful and deliberate on

           the Executive's part and which are not remedied

           in a reasonable period of time after receipt of

           written notice from the Company, or (iii) the

           conviction of the Executive of a felony, or (iv)

           the perpetration of a common-law fraud upon

           Company or any of its affiliates or subsidiaries,

           or (v) a determination in final non-applicable

           form made by any State or Federal regulatory

           agency having supervising jurisdiction over the

           Company, or of any of its affiliates or

           subsidiaries, that Executive be removed from his

           management or directorale responsibilities.

    (c)    Good Reason.  The Executive's employment may be

           terminated by the Executive for "Good Reason".

           For purposes of this Agreement, "Good Reason"

           means

    (i)    the assignment to the Executive of any duties

           inconsistent in any respect with the Executive's

           position (including status, offices, titles and

           reporting requirements), authority, duties or

           responsibilities as contemplated by Section 4(a)

           of this Agreement, or any other action by the

           Company which results in a diminution in such

           position, authority, duties or responsibilities,

           or creates an inhospitable, hostile, or

           uncomfortable employment environment as to

           Executive, excluding for this purpose an

           isolated, insubstantial and inadvertent action

           not taken in bad faith and which is remedied by

           the Company promptly after receipt of notice

           thereof given by the Executive;

    (ii)   any failure by the Company to comply with any of

           the provisions of Section 4(b) of this Agreement,

           other than an isolated, insubstantial and

           inadvertent failure not occurring in bad faith

           and which is remedied by the Company promptly

           after receipt of notice thereof given by the

           Executive;

    (iii)  The Company's requiring the Executive to be based

           at any office or location other than that

           described in Section 4(a)(i)(B) hereof, except

           for travel reasonably required in the performance

           of the Executive's responsibilities;

    (iv)   any purported termination by the Company of the

           Executive's employment otherwise than as

           expressly permitted by this Agreement; or

    (v)    any failure by the Company to comply with and

           satisfy Section 11(c) of this Agreement.

    For purposes of this Section 5(c), any good faith

determination of "Good Reason" made by the Executive shall

be conclusive.  Anything in this Agreement to the contrary

notwithstanding, a termination by the Executive for any

reason during the thirty (30) day period immediately

following the first (1st) anniversary of the Effective Date

shall be deemed to be a termination for "Good Reason" for

all purposes of this Agreement.

    (d)    Notice of Termination.  Any termination by the

           Company for "Cause", or by the Executive for

           "Good Reason", shall be communicated by Notice of

           Termination to the other party hereto given and

           delivered in accordance with Section 12(b) of

           this Agreement.  For purposes of this Agreement,

           a "Notice of Termination" means a written notice

           which (i) indicates the specific termination

           provision in this Agreement relied upon, (ii)

           sets forth in reasonable detail the facts and

           circumstances claimed to provide a basis for

           termination of the Executive's employment under

           the provision so indicated, and (iii) if the Date

           of Termination (as defined below) is other than

           the date of receipt of such notice, specifies the

           termination date (which date shall be not more

           than fifteen (15) days after the giving of such

           notice).  The failure by the Executive to set

           forth in the Notice of Termination any fact or

           circumstance which contributes to a showing of

           Good Reason shall not waive any right of the

           Executive hereunder or preclude the Executive

           from adding or otherwise asserting such

           additional fact(s) or circumstance(s) at a

           subsequent date in enforcing his rights

           hereunder.

    (e)    Date of Termination.  "Date of Termination" means

           the date of receipt of the Notice of Termination

           or any later date specified therein, as the case

           may be; provided, however, that (i) if the

           Executive's employment is terminated by the

           Company other than for Cause or Disability, the

           Date of Termination shall be the date on which

           the Company notifies the Executive of such

           termination, and (ii) if the Executive's

           employment is terminated by reason of death or

           Disability, the Date of Termination shall be the

           date of death of the Executive, or the Disability

           Effective Date, as the case may be.

    6.     Obligations of the Company Upon Termination.

    (a)    Death.  If the Executive's employment is

           terminated by reason of the Executive's death,

           this Agreement shall terminate without further

           obligations to the Executive's legal

           representatives, other than those obligations

           accrued or earned by the Executive hereunder as

           of the Date of Termination, including, for this

           purpose the sum of (i) the Executive's full Base

           Salary through the Date of Termination at the

           rate in effect on the Date of Termination or, if

           higher, at the highest rate in effect at any time

           from the ninety (90) day period preceding the

           Effective Date through the Date of Termination

           (the "Highest Base Salary"), (ii) the product of

           the Annual Bonus paid to the Executive for the

           last full fiscal year and a fraction, the

           numerator of which is the number of days in the

           current fiscal year through the Date of

           Termination, and the denominator of which is 365,

           (iii) any compensation previously deferred by the

           Executive (together with any accrued interest

           thereon) and not yet paid by the Company and any

           accrued vacation pay not yet paid by the Company,

           and (iv) any other amounts or benefits owing to,

           or accrued or vested for the account of,

           Executive under the then applicable employee

           benefit plans or policies of the Company (such

           amounts specified in clauses (i), (ii), (iii) and

           (iv) are hereinafter referred to as "Accrued

           Obligations").  All such Accrued Obligations

           shall be paid to the Executive in a "Lump Sum In

           Cash" within thirty (30) days of the Date of

           Termination.  "Lump Sum In Cash" as used herein,

           means United States currency or certified or

           cashiers check in immediately and payable Federal

           funds.  Anything in this Agreement to the

           contrary notwithstanding, the Executive's family

           shall be entitled to receive benefits at least

           equal to the most favorable benefits provided by

           the Company and any of its affiliates to

           surviving families of executives of the Company

           and such affiliates under such plans, programs

           and policies relating to family death benefits,

           if any, in accordance with the most favorable

           policies of the Company and its affiliates in

           effect at any time during the ninety (90) day

           period immediately preceding the Effective Date,

           or, if more favorable to the Executive and/or the

           Executive's family, as in effect on the date of

           the Executive's death with respect to other key

           executives and their families.

    (b)    Disability.  If the Executive's employment is

           terminated by reason of the Executive's

           Disability, this Agreement shall terminate

           without further obligations to the Executive,

           other than those obligations accrued or earned by

           the Executive hereunder as of the Date of

           Termination, including for this purpose, all

           Accrued Obligations.  All such Accrued

           Obligations shall be paid to the Executive in a

           Lump Sum In Cash within thirty (30) days of the

           Date of Termination.  Anything in this Agreement

           to the contrary notwithstanding, the Executive

           shall be entitled after the Disability Effective

           Date to receive disability and other benefits at

           least equal to the most favorable of those

           provided by the Company and its affiliates to

           disabled employees and/or their families in

           accordance with such plans, programs and policies

           relating to disability, if any, in accordance

           with the most favorable policies of the Company

           and its affiliates in effect at any time during

           the ninety (90) day period immediately preceding

           the Effective Date or, if more favorable to the

           Executive and/or the Executive's family, as in

           effect at any time thereafter with respect to

           other key executives and their families.

    (c)    Cause; Other than for Good Reason.  If the

           Executive's employment shall be terminated by

           Company for "Cause", this Agreement shall

           terminate without further obligations to the

           Executive other than the obligation of Company to

           pay to the Executive the Highest Base Salary

           through the Date of Termination plus the amount

           of any compensation previously deferred by the

           Executive (together with accrued interest

           thereon).  If the Executive terminates employment

           other than for "Good Reason", this Agreement

           shall terminate without further obligations of

           Company to the Executive, other than those

           obligations accrued or earned by the Executive

           through the Date of Termination, including for

           this purpose, all Accrued Obligations.

    (d)    Other Than for Cause or Disability; Good Reason.

           If, during the Employment Period, the Company

           shall terminate the Executive's employment other

           than for Cause, Disability, or death, or the

           Executive shall terminate his employment for

           "Good Reason":

    (i)    the Company shall pay to the Executive in a Lump

           Sum In Cash within thirty (30) days after the

           Date of Termination the aggregate of the

           following amounts:

           A.  to the extent not theretofore paid, the

               Executive's Highest Base Salary through the

               Date of Termination; and

           B.  the product of (x) the Annual Bonus paid to

               the Executive for the last full fiscal year

               (if any) ending during the Employment Period

               or, if higher, the Annual Bonus paid to the

               Executive for the last full fiscal year prior

               to the Effective Date (as applicable, the

               "Recent Bonus") and (y) a fraction, the

               numerator of which is the number of days in

               the current fiscal year through the Date of

               Termination and the denominator of which is

               365; and

           C.  the product of (x) two (2) and (y) the sum of

               (i) the Highest Base Salary and (ii) the

               Recent Bonus; and

           D.  in the case of compensation previously

               deferred by the Executive, all amounts

               previously deferred (together with any

               accrued interest thereon) and not yet paid by

               the Company, and any accrued vacation pay not

               yet paid by the Company; and

           E.  all other amounts accrued or earned by the

               Executive through the Date of Termination and

               amounts otherwise owing under the then

               existing plans and policies at the Company;

               and

           F.  the Executive shall be entitled to receive a

               lump-sum retirement benefit equal to the

               difference between (x) the actuarial

               equivalent of the benefit under the

               Retirement Plan and the supplemental and/or

               excess retirement plan, if any, the Executive

               would receive if he remained employed by the

               company at the compensation level provided

               for in Sections 4(b)(i) and 4(b)(ii) of this

               Agreement for the remainder of the Employment

               Period, and (y) the actuarial equivalent of

               his benefit, if any, under the Retirement

               Plan and the supplemental and/or excess

               retirement plan; and

    (ii)   for the remainder of the Employment Period, or

           for a period of twenty-four (24) months from Date

           of Termination, if longer, or for such longer

           period as any plan, program or policy may

           provide, at Executive's election, the Company

           shall continue benefits to the Executive, and/or

           the Executive's family, at least equal to those

           which would have been provided to them in

           accordance with the plans, programs and policies

           described in Section 4(b)(iv) of this Agreement

           if the Executive's employment had not been

           terminated, including health insurance and life

           insurance, in accordance with the most favorable

           plans, programs and policies described in Section

           4(b)(iv) of this Agreement if the Executive's

           employment had not been terminated, including

           health insurance and life insurance, in

           accordance with the most favorable plans,

           programs or policies of the Company and its

           affiliates during the ninety (90) day period

           immediately preceding the Effective Date, or, if

           more favorable to the Executive, as in effect at

           any time thereafter with respect to other key

           executives and their families and for purposes of

           eligibility for retiree benefits pursuant to such

           plans, programs and policies, the Executive shall

           be considered to have remained employed until the

           end of the Employment Period and to have retired

           on the last day of such period.

    7.     Non-exclusivity of Rights.  Nothing in this

Agreement shall prevent or limit the Executive's continuing

or future participation in any benefit, bonus, incentive or

other plan or program provided by the Company or any of its

affiliated companies and for which the Executive may

qualify, nor shall anything herein limit or otherwise affect such rights as the Executive may have under any stock option or other agreements with the Company or any of its

affiliates companies.  Amounts which are vested benefits or

which the Executive is otherwise entitled to receive under

any plan or program of the Company or any of its affiliates

companies at or subsequent to the Date of Termination shall

be payable in accordance with such plan or program.

    8.     Full Settlement.  The Company's obligation to

make the payments provided for in this Agreement and

otherwise to perform its obligations hereunder shall not be

affected by any set-off, counterclaim, recoupment, defense

or other claim, right or action which the Company may have

against the Executive or others.  In no event shall the

Executive be obligated to seek other employment or take any

other action by way of mitigation of the amounts payable to

the Executive under any of the provisions of this Agreement.

The Company agrees to pay, to the full extent permitted by

law, all legal fees and expenses which the Executive may

reasonable incur as a result of any contest (regardless of

the outcome thereof) by the Company or others of the

validity or enforceability of, or liability under, any

provision of this Agreement or any guarantee of performance

thereof (including as a result of any contest by the

Executive about the amount of any payment pursuant to

Section 9 of this Agreement), plus in each case interest at

the applicable Federal rate provided for in Section

7872(f)(2) of the Code.

    9.     Certain Additional Payments by the Company.

    (a)    Anything in this Agreement to the contrary

           notwithstanding, in the event it shall be

           determined that any payment or distribution by

           the Company to or for the benefit of the

           Executive, whether paid or payable or distributed

           or distributable pursuant to the terms of this

           Agreement or otherwise (a "Payment"), would be

           subject to the excise tax imposed by Section 4999

           of the Internal Revenue Code of 1986, as

           hereafter amended (the "Code"), or any similar

           provision of any successor or amended Code, or

           any interest or penalties with respect to such

           excise tax (such excise tax, together with any

           such interest and penalties, are hereinafter

           collectively referred to as the "Excise Tax"),

           then the Executive shall be entitled to receive

           an additional payment (a "Gross-Up Payment") in

           an amount such that after payment by the

           Executive of all taxes (including any interest or

           penalties imposed with respect to such taxes),

           including any Excise Tax, imposed upon the Gross-

           Up Payment, the Executive retains an amount of

           the Gross-Up Payment equal to the Excise Tax

           imposed upon the Payments.

    (b)    Subject to the provisions of Section 9(c), all

           determinations required to be made under this

           Section 9, including whether a Gross-Up Payment

           is required and the amount of such Gross-Up

           Payment, shall be made by Messrs. Ernst &

           Whinney, or the certified public accounting firm

           then regularly engaged by Company to review and

           audit its financial records (the "Accounting

           Firm"), which shall provide detailed supporting

           calculations both to the Company and the

           Executive within fifteen (15) business days of

           the Date of Termination, if applicable, or such

           earlier time as is requested by the Company.  If

           the Accounting Firm determines that no Excise Tax

           is payable by the Executive, it shall furnish the

           Executive with a professional opinion that

           substantial authority exists for him not to

           report any Excise Tax on his federal income tax

           return.  Any determination by the Accounting Firm

           shall be binding upon the Company and the

           Executive.  As a result of any uncertainty in the

           application of Section 4999 of the Code at the

           time of an initial determination by the

           Accounting Firm made hereunder, it is possible

           that Gross-Up Payments which will not have been

           made by the Company should have been made

           ("Underpayment"), consistent with the

           calculations required to be made hereunder.  In

           the event that the Company exhausts its remedies

           pursuant to Section 9(c) and the Executive

           thereafter is required to make a payment of any

           Excise Tax, the Accounting Firm shall determine

           the amount of the Underpayment that has occurred

           and any such Underpayment shall be promptly paid

           in a Lump Sum In Cash by the Company to or for

           the benefit of the Executive.

    (c)    The Executive shall notify the Company in writing

           of any claim by the Internal Revenue Service

           that, if successful, would require the payment by

           the Company of the Gross-Up Payment.  Such

           notification shall be given as soon as

           practicable but not later than ten (10) business

           days after the Executive knows of such claim and

           shall apprise the Company of the nature of such

           claim and the date on which such claim is

           requested to be paid.  The Executive shall not

           pay such claim prior to the expiration of the

           thirty (30) days period following the date on

           which it gives such notice to the Company (or

           such shorter period ending on the date that any

           payment of taxes with respect to such claim is

           due).  If the Company notifies the Executive in

           writing prior to the expiration of such period

           that it desires to contest such claim, the

           Executive shall:

           (i)   give the Company any information reasonably

                 requested by the Company relating to such

                 claim,

           (ii)  take such action in connection with

                 contesting such claim as the Company shall

                 reasonably request in writing from time to

                 time, including, without limitation,

                 accepting legal representation with respect

                 to such claim by an attorney reasonably

                 selected by the Company,

           (iii) cooperate with the Company in good faith in

                 order effectively to contest such claim,

           (iv)  permit the Company to participate in any

                 proceedings relating to such claim;

           provided, however, that the Company shall bear

           and pay directly all costs and expenses

           (including additional interest and penalties)

           incurred in connection with such contest and

           shall indemnify and hold the Executive harmless,

           on an after-tax basis, for any Excise Tax or

           income tax, including interest and penalties with

           respect thereto, imposed as a result of such

           representation and payment of costs and expenses.

           Without limitation on the foregoing provisions of

           this Section 9(c), the Company shall control all

           proceedings taken in connection with such contest

           and, at its sole option, may pursue or forego any

           and all administrative appeals, proceedings,

           hearings and conferences with the taxing

           authority in respect of such claim and may, at

           its sole option, either direct the Executive to

           pay the tax claimed and sue for a refund or

           contest the claim in any permissible manner, and

           the Executive agrees to prosecute such contest to

           a determination before any administrative

           tribunal, in a court of initial jurisdiction and

           in one or more appellate courts, as the Company

           shall determine; provided, however, that if the

           Company directs the Executive to pay such claim

           and sue for a refund, the Company shall advance

           the amount of such payment to the Executive, on

           an interest-free basis and shall indemnify and

           hold the Executive harmless, on an after-tax

           basis, from any Excise Tax or income tax,

           including interest or penalties with respect

           thereto, imposed with respect to such advance or

           with respect to any imputed income with respect

           to such advance; and further provided that any

           extension of the statute of limitations relating

           to payment of taxes for the taxable year of the

           Executive with respect to which such contested

           amount is claimed to be due is limited solely to

           such contested amount.  Furthermore, the

           Company's control of the contest shall be limited

           to issues with respect to which a Gross-Up

           Payment would be payable hereunder and the

           Executive shall be entitled to settle or contest,

           as the case may be, any other issue raised by the

           Internal Revenue Service or any other taxing

           authority.

    (d)    If, after the receipt by the Executive of an

           amount advanced by the Company pursuant to

           Section 9(c), the Executive becomes entitled to

           receive any refund with respect to such claim,

           the Executive shall (subject to the Company's

           complying with the requirements of Section 9(c))

           promptly pay to the Company the amount of such

           refund (together with any interest paid or

           credited thereon after taxes applicable thereto).

           If, after the receipt by the Executive of an

           amount advanced by the Company pursuant to

           Section 9(c), a determination is made that the

           Executive shall not be entitled to any refund

           with respect to such claim and the Company does

           not notify the Executive in writing of its intent

           to contest such denial of refund prior to the

           expiration of thirty (30) days after such

           determination, then such advance shall be

           forgiven and shall not be required to be repaid

           and the amount of such advance (less any Excise

           Tax or income tax, including interest and

           penalties with respect thereto, imposed with

           respect to such forgiveness), shall offset, to

           the extent thereof, the amount of Gross-Up

           Payment required to be paid.

    10.    Confidential Information.  The Executive shall

hold in a fiduciary capacity for the benefit of the Company

all proprietary, secret or confidential information,

knowledge or data relating to (a) the Company or any of its

affiliates or subsidiaries, and their respective businesses,

and (b) the customers of each, which shall have been

obtained by the Executive during the Executive's employment

by the Company, or any of its affiliates, and which shall

not be or hereafter become public knowledge (other than by

acts perpetrated by the Executive, or his representatives,

in violation of this Agreement).  After termination of the

Executive's employment with the Company, the Executive shall not, without the prior written consent of the Company,

communicate or divulge any such information, knowledge or

data to anyone other than to the Company and/or those

designated by it to receive same, except (i) as such

disclosures or communications may be ordered by a court of

competent jurisdiction, or by any State or Federal

regulatory agency or body having supervisory jurisdiction

over the business and affairs of Company and its affiliates

and subsidiaries; (ii) disclosures or communications made to legal counsel or accountants of Executive, as required in

the performance of their professional duties.  In no event

shall an asserted violation of the provisions of this

Section 10 constitute a basis for deferring or withholding

any amounts otherwise payable to the Executive under this

Agreement.

    11.    Successors.

    (a)    This Agreement is a personal to the Executive

           and, without the prior written consent of the

           Company, shall not be assignable by the Executive

           otherwise than by will or by assignment to the

           Trustee of a revocable intervivos trust (grantor

           type) created by Executive for the benefit of

           Executive and/or Executive's family, or by the

           laws of descent and distribution.  This Agreement

           shall inure to the benefit of and be enforceable

           by the Executive's legal representatives.

    (b)    This Agreement shall inure to the benefit of and

           be binding upon the Company and its successors

           and assigns.

    (c)    The Company will require any successor (whether

           direct or indirect, by purchase, merger,

           consolidation or otherwise) to all or

           substantially all of the business and/or assets

           of the Company to expressly assume and agree to

           perform this Agreement in the same manner and to

           the same extent that the Company would be

           required to perform it if no such succession had

           taken place.  As used in this Agreement, the

           expression "Company" shall mean the Company as

           hereinbefore defined, its predecessors, and any

           successor to its business and/or assets as

           aforesaid which assumes and agrees to perform

           this Agreement by operation of law, or otherwise.

    12.    Miscellaneous.

    (a)    Applicable Law; Jurisdiction.  This Agreement

           shall be governed by and construed in accordance

           with the laws of the State of New Hampshire,

           without reference to principles of conflict of

           laws.  Disputes which may arise in connection

           with this Agreement, or any provision thereof,

           shall be litigated and/or arbitrated within the

           State of New Hampshire.  The captions of this

           Agreement are not part of the provisions hereof

           and shall have no force or effect.  This

           Agreement may not be amended or modified

           otherwise than by a written agreement executed by

           the parties hereto or their respective successors

           and legal representatives.

    (b)    Notices and Communications.  All notices and

           other communications hereunder shall be in

           writing and shall be given by hand delivery to

           the other party or by United States registered or

           certified mail, return receipt requested, postage

           prepaid, addressed as follows:

           If to the Executive:  Paul R. Shea
                                 420 Midhurst Road
                                 Nashua, New Hampshire  03060;
                                 and

           If to the Company:    Bank of New Hampshire Corp.
                                 300 Franklin Street - Box 600
                                 Manchester, New Hampshire  03105

                             cc: Executive Compensation Committee
                                 Board of Directors
                                 Bank of New Hampshire Corp.
                                 c/o 300 Franklin Street
                                 P.O. Box 600
                                 Manchester, New Hampshire  03105
                                 Attention:  Chairman

           or, to such other address as either Party shall

           have furnished to the other in writing in

           accordance therewith.  Notice and communications

           shall be effective on the earlier of actual

           receipt by the Party to whom it is addressed, or

           such Party's delegate, or the tenth (10th) day

           following confirmed evidence of deposit in the

           United States postal system.

    (c)    Validity and Enforceability.  The invalidity or

           unenforceability of any provision of this

           Agreement shall not affect the validity or

           enforceability of any other provision of this

           Agreement.

    (d)    Withholding for Taxes.  The Company may withhold

           from any amounts payable under this Agreement

           such Federal, state or local taxes as shall be

           required to be withheld pursuant to any

           applicable law or regulation.

    (e)    Waiver.  The Executive's failure to insist upon

           strict compliance with any provision hereof shall

           not be deemed to be a waiver of such provision or

           any other provision thereof.

    (f)    Merger of Understanding.  This Agreement contains

           the entire understanding of the Company and the

           Executive with respect to the subject matter

           hereof.

    (g)    Present Employment, Condition of.  The Executive

           and the Company acknowledge that the employment

           of the Executive by the Company is "at will",

           and, prior to the Effective Date, may be

           terminated by either the Executive or the Company

           at any time.  Upon a termination of the

           Executive's employment or upon the Executive's

           ceasing to be an officer of the Company, in each

           case, prior to the Effective Date, there shall be

           no further rights under this Agreement.

    (h)    Headings and Titles.  The headings and titles of

           sections and subsections of this Agreement are

           for convenience only and shall not have any

           independent legal effect.

    (i)    Amendments.  This Agreement may be amended only

           by a written instrument of Amendment signed by

           each of the Parties.

    (j)    Counterparts.  This Agreement may be executed in

           multiple counterparts for retention by the

           Executive, the Company, and legal counsel to the

           Company.

    IN WITNESS WHEREOF, the Executive has hereunto set his

hand and, pursuant to the authorization from its Board of

Directors, the Company has caused these presents to be

executed in its name on its behalf, all as of the day and

year first above written.

WITNESS:



/s/ Robert B. Field, Jr.          /s/ Paul R. Shea
                                  Paul R. Shea (EXECUTIVE)



                               BANK OF NEW HAMPSHIRE CORPORATION


Attest: /s/ Robert B. Field, Jr.   BY: /s/ Davis P. Thurber
            Secretary              Its Chairman, duly authorized
                                   (COMPANY)

                     BANK OF NEW HAMPSHIRE CORPORATION
                     AGREEMENT AS TO FUTURE EMPLOYMENT




               Bank of New Hampshire Corporation ("Company")

                    Gregory D. Landroche ("Executive")










                         Dated:  December 21, 1988

                                   INDEX


                                                           Page

1.  Certain Definitions . . . . . . . . . . . . . . . . .    3
    (a) Effective Date. . . . . . . . . . . . . . . . . .    3
    (b) Change of Control Period. . . . . . . . . . . . .    4

2.  Change of Control . . . . . . . . . . . . . . . . . .    5

3.  Employment Period . . . . . . . . . . . . . . . . . .    7

4.  Terms of Employment . . . . . . . . . . . . . . . . .    7
    (a) Position and Dutues . . . . . . . . . . . . . . .    7
    (b) Compensation. . . . . . . . . . . . . . . . . . .    9

5.  Termination . . . . . . . . . . . . . . . . . . . . .   13
    (a) Death or Disability . . . . . . . . . . . . . . .   13
    (b) Cause . . . . . . . . . . . . . . . . . . . . . .   15
    (c) Good Reason . . . . . . . . . . . . . . . . . . .   16
    (d) Notice of Termination . . . . . . . . . . . . . .   17
    (e) Date of Termination . . . . . . . . . . . . . . .   18

6.  Obligations of the Company
     Upon Termination . . . . . . . . . . . . . . . . . .   19
    (a) Death . . . . . . . . . . . . . . . . . . . . . .   19
    (b) Disability. . . . . . . . . . . . . . . . . . . .   20
    (c) Cause; Other than for Good Reason . . . . . . . .   21
    (d) Other than for Cause or
         Disability; Good Reason. . . . . . . . . . . . .   22

7.  Non-exclusivity of Rights . . . . . . . . . . . . . .   25

8.  Full Settlement . . . . . . . . . . . . . . . . . . .   25

9.  Certain Additional Payments by
     the Company. . . . . . . . . . . . . . . . . . . . .   26

10. Confidential Information. . . . . . . . . . . . . . .   32

11. Successors. . . . . . . . . . . . . . . . . . . . . .   33

12. Miscellaneous . . . . . . . . . . . . . . . . . . . .   34
    (a) Applicable Law; Jurisdiction. . . . . . . . . . .   34
    (b) Notices and Communciations. . . . . . . . . . . .   35
    (c) Validity and Enforceablity. . . . . . . . . . . .   36
    (d) Withholding of Taxes. . . . . . . . . . . . . . .   36
    (e) Waiver. . . . . . . . . . . . . . . . . . . . . .   36
    (f) Merger of Understanding . . . . . . . . . . . . .   36
    (g) Present Employment, Condition of. . . . . . . . .   36
    (h) Headings and Titles . . . . . . . . . . . . . . .   37
    (i) Amendments. . . . . . . . . . . . . . . . . . . .   37
    (j) Counterparts. . . . . . . . . . . . . . . . . . .   37



             BANK OF NEW HAMPSHIRE CORPORATION
             AGREEMENT AS TO FUTURE EMPLOYMENT


    AGREEMENT made this 21st day of December, 1988, for and

as of December 21, 1988, by and between Bank of New

Hampshire Corporation, a New Hampshire bank holding company,

registered pursuant to the Federal Bank Holding Company Act

of 1956, as amended, with a principal place of business at

300 Franklin Street, Manchester, New Hampshire  03105;

(hereafter, the "Company"), and Gregory D. Landroche, of

Checkerberry Lane, Goffstown, New Hampshire  03045;

(hereafter, the "Executive"), and together, sometimes

hereafter referred to as, (the "Parties").

    WHEREAS the Company considers the establishment and

maintenance of a sound and vital management to be essential

to protecting and enhancing the best interests of Company

and its shareholders;

    WHEREAS in connection with the maintenance of sound and

vital management, the Company recognizes that, as is the

case with many publicly held corporations, the possibility

of a "Change of Control" (as hereinafter defined) may exist

and that such continuing possibility, and the uncertainty

and questions which it may raise among management, is

unsettling and may result in the distraction of management

personnel to the detriment of Company and its shareholders;


    WHEREAS company further recognizes that the financial

services industry is currently undergoing structural and

legislative changes, with the expectation of additional

changes in the future, and that such changes would tend to

exacerbate the uncertainty among management that a Change of

Control might create;

    WHEREAS if Company should receive proposals, whether

invited or uninvited, from third (3rd) parties with respect

to its future, it believes it important that management

personnel be in a position to assess and advise the Board of

Directors of Company (hereafter, the "Board") whether such

proposals would be in the best interests of Company and its

shareholders, without being influenced by the uncertainties

of management's own employment situations or circumstances;

    WHEREAS the Board wishes to demonstrate to the members

of management that Company is concerned with the welfare of

its executives and intends to see that loyal executives are

treated fairly;

    WHEREAS the Board has determined that is is in the best

interests of the Company and its shareholders to assure that the Company will have the continued dedication of the

Executive, notwithstanding the possibility, threat, or

occurrence of a Change of Control of the Company;

    WHEREAS the Board believes it is imperative to diminish

the inevitable distraction of the Executive by virtue of the personal uncertainties and risks created by a pending or

threatened Change of Control, to encourage the Executive's


full attention and dedication to the Company currently, and

in the event of any threatened or pending Change of Control,

and to provide the Executive with compensation arrangements

upon a Change of Control which provide the Executive with

individual financial security and which are competitive with those of other corporations similarly situated in the

financial industry;

    WHEREAS the Board has determined that appropriate steps

should be taken to reinforce and encourage the continued

attention and dedication of members of Company's management,

including Executive, to the assigned duties without

disturbance in the face of the potentially disturbing

uncertainties arising from the possibility of a Change of

Control; and

    WHEREAS in order to accomplish these objectives, the

Board has caused the Company to enter into this Agreement.

    NOW, THEREFORE, in consideration of the promises,

representations and covenants herein contained, and for

other and valuable consideration, the receipt of which is

hereby acknowledged, the Parties hereto agree as follows:

    1.  Certain Definitions.

    (a)    The "Effective Date" shall be the first date

           during the "Change of Control Period" (as defined

           in Section 1(b)) on which a Change of Control

           occurs.  Anything in this Agreement to the

           contrary notwithstanding, if the Executive's

           employment with the Company is terminated prior


           to the date on which a Change of Control occurs,

           and it is reasonably demonstrated that such

           termination (i) was at the request of a third

           (3rd) party who has taken steps reasonably

           calculated to effect a Change of Control, or (ii)

           otherwise arose in connection with, or in

           anticipation of, a Change of Control, then for

           all purposes of this Agreement the "Effective

           Date" shall mean the date immediately prior to

           the date of such termination.

    (b)    The "Change of Control Period" is the period

           commencing on the date hereof and ending on the

           earlier to occur of (i) the third (3rd)

           anniversary of such date, or (ii) the first (1st)

           day of the month next following the Executive's

           actual retirement date ("Retirement Date") under

           The Retirement Plan For Employees of Bank of New

           Hampshire, National Association, as adopted by

           Company for the benefit of its employees,

           including Executive, or any successor or

           replacement retirement plan hereafter adopted by

           Company at any time, and from time to time, (the

           "Retirement Plan"); provided however, that

           commencing on the date one (1) year after the

           date hereof, and on each annual anniversary of

           such date (such date and each annual anniversary

           thereof is hereinafter referred to as the

           "Renewal Date"), the Change of Control Period

           shall be automatically extended so as to

           terminate on the earlier date of (x) three (3)

           years from such Renewal Date, or (y) the first

           (1st) day of the month coinciding with, or next

           following, the Executive's Retirement Date,

           unless, at least sixty (60) days prior to the

           Renewal Date, the Company shall give notice that

           the Change of Control Period shall not be so

           extended.

    2.     Change of Control.  For the purpose of this

Agreement, the phrase "Change of Control" shall mean:

    (a)    The acquisition (other than from the Company) by

           any person, entity or "group", within the meaning

           of Section 13(d)(3) or 14(d)(2) of the Securities

           Exchange Act of 1934 (the "Exchange Act"),

           (excluding, for this purpose, the Company or its

           subsidiaries, or any employee benefit plan of

           either the Company or its subsidiaries which

           acquires beneficial ownership of voting

           securities of the Company) of beneficial

           ownership, (within the meaning of Rule 13d-3

           promulgated under the Exchange Act) of twenty

           percent (20%) or more of either (x) the then

           outstanding shares of common stock, or (y) the

           combined voting power of the Company's then

           outstanding voting securities entitled to vote


           generally in the election of directors; or

    (b)    Individuals who, as of the date hereof,

           constitute the Board (as of the date hereof, the

           "Incumbent Board") cease for any reason to

           constitute at least a majority of the Board,

           provided that any person becoming a director

           subsequent to the date hereof whose election, or

           nomination for election by the Company's

           shareholders, was approved by a vote of at least

           a majority of the directors then comprising the

           Incumbent Board (other than an election or

           nomination of an individual whose initial

           assumption of office is in connection with an

           actual or threatened election contest relating to

           the election of the Directors of the Company, as

           such terms are used in Rule 14a-11 of the

           Regulation 14A promulgated under the Exchange

           Act) shall be, for purposes of this Agreement,

           considered as though such person were a member of

           the Incumbent Board; or

    (c)    Approval by the shareholders of the Company of a

           reorganization, merger, consolidation, in each

           case, with respect to which persons who were the

           shareholders of the Company immediately prior to

           such reorganization, merger or consolidation do

           not, immediately thereafter, own more than fifty

           percent (50%) of the combined voting power


           entitled to vote generally in the election of

           directors of the reorganized, merged or

           consolidated company's then outstanding voting

           securities, or a liquidation or dissolution of

           the Company or of the sale of all or

           substantially all of the assets of the Company; or

    (d)    A determination made by the Board that a person,

           entity or "group" within the meaning of Section

           13(d)(3) or 14(d)(2) of the Exchange Act,

           directly or indirectly, exercises a controlling

           influence over the management or policy of the

           Company, except to the extent such person, entity

           or "group" presently exists and has been

           identified, prior to the date hereof, by the

           Board in Exchange Act filings.

    3.     Employment Period.  The Company hereby agrees to

continue the Executive in its employ, and the Executive

hereby agrees to remain in the employ of the Company, for

the period commencing on the Effective Date and ending on

the earlier to occur of (x) the third (3rd) anniversary of

such date, or (y) the first (1st) day of the month

coinciding with or next following the Executive's Retirement

Date (the "Employment Period").

    4.     Terms of Employment.

    (a)    Position and Duties.

    (i)    During the Employment Period, (A) the Executive's



           position (including status, offices, titles and

           reporting requirements), authority, duties and

           responsibilities shall be at least commensurate

           in all material respects with the most

           significant of those held, exercised and assigned

           any time during the ninety (90) day period

           immediately preceding the Effective Date, and (B)

           the Executive's services shall be performed at

           the location where the Executive was employed

           immediately preceding the Effective Date or any

           office or location less than thirty-five (35)

           miles from such location and within the State of

           New Hampshire.

    (ii)   During the Employment Period, and excluding any

           periods of vacation and sick leave to which the

           Executive is entitled, the Executive agrees to

           devote reasonable attention and time during

           normal business hours to the business and affairs

           of the Company, and, to the extent necessary to

           discharge the responsibilities assigned to the

           Executive hereunder, to use the Executive's

           reasonable best efforts to perform faithfully and

           efficiently such responsibilities.  During the

           Employment Period it shall not be a violation of

           this Agreement for the Executive to (A) serve on

           corporate, civic or charitable boards or

           committees, (B) deliver lectures, fulfill

           speaking engagements or teach at educational

           institutions, and/or (C) manage personal

           investments (including investments in financial

           institutions and other business entities, whether

           public or closely held, or whether existing in

           partnership form, that may be in competition with

           Company), so long as such activities do not

           significantly and materially interfere with the

           performance of the Executive's responsibilities

           as an employee of the Company in accordance with

           this Agreement.  It is expressly understood and

           agreed that to the extent any such activities

           have been conducted by the Executive prior to the

           Effective Date, the continued conduct of such

           activities (or the conduct of activities similar

           in nature and scope thereto) subsequent to the

           Effective Date shall not thereafter be deemed to

           interfere with the performance of the Executive's

           responsibilities to the Company.

    (b)    Compensation.

    (i)    Base Salary.  During the Employment Period, the

           Executive shall receive a base salary ("Base

           Salary") at a monthly rate at least equal to the

           highest monthly base salary paid to the Executive

           by the Company during the twenty-four (24) months

           period immediately preceding the month in which

           the Effective Date occurs.  During the Employment

           Period, the Base Salary shall be reviewed by the

           Board at least annually and shall be increased at

           any time, and from time to time, as shall be

           substantially consistent with increases in base

           salary awarded in the ordinary course of business

           to other key executives then employed by the

           Company and its affiliates.  Any increase in Base

           Salary shall not serve to either limit or reduce

           any other obligation(s) to the Executive under

           this Agreement.  During the Employment Period, at

           no time following the award of any such increase

           to Base Salary shall the Base Salary of Executive

           ever be reduced.

    (ii)   Annual Bonus.  In addition to Base Salary, the

           Executive shall be awarded, for each fiscal year

           during the Employment Period, an annual bonus (an

           "Annual Bonus") (either pursuant to the incentive

           compensation plan of the Company then in effect,

           or otherwise), in a "Lump Sum In Cash", as

           hereinafter defined, at least equal to the

           average bonus received by the Executive from the

           Company and its affiliates in respect of the

           three (3) fiscal years immediately preceding the

           fiscal year in which the Effective Date occurs.

    (iii)  Incentive, Savings and Retirement Plans.  In

           addition to Base Salary and Annual Bonus payable

           as hereinabove provided, the Executive shall be

           entitled to participate during the Employment

           Period in all incentive, savings and retirement

           plans and programs applicable to other key

           executives, and/or individual to Executive, of

           the Company and its affiliates (including

           Company's employee benefit plans, in each case

           comparable to those in effect or as subsequently

           amended).  Such plans and programs, in the

           aggregate, shall provide the Executive with

           compensation, benefits and reward opportunities

           at least as favorable as the most favorable of

           such compensation, benefits and reward

           opportunities provided by the Company for the

           Executive under such plans and programs in effect

           at any time during the ninety (90) day period

           immediately preceding the Effective Date, or, if

           more favorable to the Executive, as provided at

           any time thereafter with respect to other key

           executives.

    (iv)   Welfare Benefit Plans.  During the Employment

           Period, the Executive and/or the Executive's

           family, as the case may be, shall be eligible for

           participation in and shall receive all benefits

           under welfare benefit plans provided by the

           Company and its affiliates (including, without

           limitation, medical, prescription, dental,

           disability, salary continuance, executive life,

           group life, accidental death and travel accident

           insurance plans and programs), at least as

           favorable as the most favorable of such plans and

           programs in effect at any time during the ninety

           (90) day period immediately preceding the

           Effective Date as to Executive and/or the

           Executive's family, or, if more favorable to the

           Executive and/or the Executive's family, as in

           effect at any time thereafter with respect to

           other key executives of Company.

    (v)    Expenses.  During the Employment Period, the

           Executive shall be entitled to receive prompt

           reimbursement for all reasonable expenses

           incurred by the Executive in accordance with the

           most favorable policies and procedures of the

           Company and its affiliates in effect at any time

           during the ninety (90) day period immediately

           preceding the Effective Date, or, if more

           favorable to the Executive, as in effect at any

           time thereafter with respect to other key

           executives of the Company.

    (vi)   Fringe Benefits.  During the Employment Period,

           the Executive shall be entitled to fringe

           benefits, including use of an automobile and

           payment of related expenses, if applicable,

           comparable to, and in accordance with, the

           policies of the Company and its affiliates,

           applicable to Executive, in effect at any time

           during the ninety (90) day period immediately

           preceding the Effective Date.

    (vii)  Office and Support Staff.  During the Employment

           Period, the Executive shall be entitled to an

           office (or offices) of a size and with

           furnishings and other appointments, and to

           secretarial and other staff assistance, at least

           equal to the most favorable of the foregoing

           provided to the Executive at any time during the

           ninety (90) day period immediately preceding the

           Effective Date.

    (viii) Vacation.  During the Employment Period, the

           Executive shall be entitled to paid vacation in

           accordance with the most favorable policies of

           the Company and its affiliates as in effect at

           any time during the ninety (90) day period

           immediately preceding the Effective Date.

    (ix)   Pension Benefit Plan.  Anything in this Agreement

           or in the Retirement Plan to the contrary

           notwithstanding, in the event of a Change of

           Control, Executive shall be entitled to "full ten

           (10) year vesting" status under the terms of the

           Retirement Plan, and Company shall, to the extent

           permitted by law, within thirty (30) days of

           Change of Control, either (i) amend and fund the

           Retirement Plan with such additional amounts of

           money as shall be deemed actuarily required to

           provide Executive with "full ten (10 year

           vesting" status, or (ii) agree in writing with

           Executive to provide Executive with a Lump-Sum In

           Cash payment at Retirement Date in an amount, net

           of Federal and State income taxes, as may be

           necessary for Executive to purchase an annuity

           equal to the difference between Executive's

           retirement benefit computed at the then current

           vesting level and that to which Executive would

           be entitled at "full ten (10) year vesting"

           status.

    5.     Termination.

    (a)    Death or Disability.  This Agreement shall

           terminate automatically upon the Executive's

           death.  (See Section 6(a) for obligations of

           Company on account of termination for death.)  If

           the Company determines in good faith that the

           Disability of the Executive has occurred

           (pursuant to to the definition of "Disability" as

           set forth below), it may give to the Executive

           written notice of its intention to terminate the

           Executive's employment.  In such event, the

           executive's employment with the Company shall

           terminate effective on the thirtieth (30th) day

           after receipt of such notice by the Executive

           (the "Disability Effective Date"), provided that,

           within the thirty (30) days after such receipt,

           the Executive shall not have returned to full-

           time performance of the Executive's duties.  (See

           Section 6(b) for obligations of Company on

           account of termination for Disability).  For

           purposes of this Agreement, "Disability" means

           any mental or physical illness or disability, or

           other incapacitation of Executive that renders

           the Executive unable regularly to perform his

           usual duties for either (x) a consecutive period

           in excess of twenty-six (26) weeks or more after

           commencement, or (y) a cumulative period of

           twenty-six (26) weeks or more in any consecutive

           twelve (12) month period, after commencement, and

           which is determined to be total and permanent in

           characteristic by a physician.

    (b)    Cause.  The Executive's employment may be

           terminated by the Company for "Cause" upon a

           finding made in good faith by the Board.  For

           purposes of this Agreement, "Cause" means serious

           willful misconduct by the Executive, including,

           but not limited to, (i) an act or acts of

           personal dishonesty taken by the Executive and

           intended to result in substantial personal

           enrichment of the Executive at the expense of the

           Company, any of its affiliates or subsidiaries,

           and/or its shareholders, or (ii) repeated

           violations by the Executive of the Executive's

           obligations under Section 4(a) of this Agreement

           which are demonstrably willful and deliberate on

           the Executive's part and which are not remedied

           in a reasonable period of time after receipt of

           written notice from the Company, or (iii) the

           conviction of the Executive of a felony, or (iv)

           the perpetration of a common-law fraud upon

           Company or any of its affiliates or subsidiaries,

           or (v) a determination in final non-applicable

           form made by any State or Federal regulatory

           agency having supervising jurisdiction over the

           Company, or of any of its affiliates or

           subsidiaries, that Executive be removed from his

           management or directorale responsibilities.

    (c)    Good Reason.  The Executive's employment may be

           terminated by the Executive for "Good Reason".

           For purposes of this Agreement, "Good Reason"

           means

    (i)    the assignment to the Executive of any duties

           inconsistent in any respect with the Executive's

           position (including status, offices, titles and

           reporting requirements), authority, duties or

           responsibilities as contemplated by Section 4(a)

           of this Agreement, or any other action by the

           Company which results in a diminution in such

           position, authority, duties or responsibilities,

           or creates an inhospitable, hostile, or

           uncomfortable employment environment as to

           Executive, excluding for this purpose an

           isolated, insubstantial and inadvertent action

           not taken in bad faith and which is remedied by

           the Company promptly after receipt of notice

           thereof given by the Executive;

    (ii)   any failure by the Company to comply with any of

           the provisions of Section 4(b) of this Agreement,

           other than an isolated, insubstantial and

           inadvertent failure not occurring in bad faith

           and which is remedied by the Company promptly

           after receipt of notice thereof given by the

           Executive;

    (iii)  The Company's requiring the Executive to be based

           at any office or location other than that

           described in Section 4(a)(i)(B) hereof, except

           for travel reasonably required in the performance

           of the Executive's responsibilities;

    (iv)   any purported termination by the Company of the

           Executive's employment otherwise than as

           expressly permitted by this Agreement; or

    (v)    any failure by the Company to comply with and

           satisfy Section 11(c) of this Agreement.

    For purposes of this Section 5(c), any good faith

determination of "Good Reason" made by the Executive shall

be conclusive.  Anything in this Agreement to the contrary

notwithstanding, a termination by the Executive for any

reason during the thirty (30) day period immediately

following the first (1st) anniversary of the Effective Date

shall be deemed to be a termination for "Good Reason" for

all purposes of this Agreement.

    (d)    Notice of Termination.  Any termination by the

           Company for "Cause", or by the Executive for

           "Good Reason", shall be communicated by Notice of

           Termination to the other party hereto given and

           delivered in accordance with Section 12(b) of

           this Agreement.  For purposes of this Agreement,

           a "Notice of Termination" means a written notice

           which (i) indicates the specific termination

           provision in this Agreement relied upon, (ii)

           sets forth in reasonable detail the facts and

           circumstances claimed to provide a basis for

           termination of the Executive's employment under

           the provision so indicated, and (iii) if the Date

           of Termination (as defined below) is other than

           the date of receipt of such notice, specifies the

           termination date (which date shall be not more

           than fifteen (15) days after the giving of such

           notice).  The failure by the Executive to set

           forth in the Notice of Termination any fact or

           circumstance which contributes to a showing of

           Good Reason shall not waive any right of the

           Executive hereunder or preclude the Executive

           from adding or otherwise asserting such

           additional fact(s) or circumstance(s) at a

           subsequent date in enforcing his rights

           hereunder.

    (e)    Date of Termination.  "Date of Termination" means

           the date of receipt of the Notice of Termination

           or any later date specified therein, as the case

           may be; provided, however, that (i) if the

           Executive's employment is terminated by the

           Company other than for Cause or Disability, the

           Date of Termination shall be the date on which

           the Company notifies the Executive of such

           termination, and (ii) if the Executive's

           employment is terminated by reason of death or

           Disability, the Date of Termination shall be the

           date of death of the Executive, or the Disability

           Effective Date, as the case may be.

    6.     Obligations of the Company Upon Termination.

    (a)    Death.  If the Executive's employment is

           terminated by reason of the Executive's death,

           this Agreement shall terminate without further

           obligations to the Executive's legal

           representatives, other than those obligations

           accrued or earned by the Executive hereunder as

           of the Date of Termination, including, for this

           purpose the sum of (i) the Executive's full Base

           Salary through the Date of Termination at the

           rate in effect on the Date of Termination or, if

           higher, at the highest rate in effect at any time

           from the ninety (90) day period preceding the

           Effective Date through the Date of Termination

           (the "Highest Base Salary"), (ii) the product of

           the Annual Bonus paid to the Executive for the

           last full fiscal year and a fraction, the

           numerator of which is the number of days in the

           current fiscal year through the Date of

           Termination, and the denominator of which is 365,

           (iii) any compensation previously deferred by the

           Executive (together with any accrued interest

           thereon) and not yet paid by the Company and any

           accrued vacation pay not yet paid by the Company,

           and (iv) any other amounts or benefits owing to,

           or accrued or vested for the account of,

           Executive under the then applicable employee

           benefit plans or policies of the Company (such

           amounts specified in clauses (i), (ii), (iii) and

           (iv) are hereinafter referred to as "Accrued

           Obligations").  All such Accrued Obligations

           shall be paid to the Executive in a "Lump Sum In

           Cash" within thirty (30) days of the Date of

           Termination.  "Lump Sum In Cash" as used herein,

           means United States currency or certified or

           cashiers check in immediately and payable Federal

           funds.  Anything in this Agreement to the

           contrary notwithstanding, the Executive's family

           shall be entitled to receive benefits at least

           equal to the most favorable benefits provided by

           the Company and any of its affiliates to

           surviving families of executives of the Company

           and such affiliates under such plans, programs

           and policies relating to family death benefits,

           if any, in accordance with the most favorable

           policies of the Company and its affiliates in

           effect at any time during the ninety (90) day

           period immediately preceding the Effective Date,

           or, if more favorable to the Executive and/or the

           Executive's family, as in effect on the date of

           the Executive's death with respect to other key

           executives and their families.

    (b)    Disability.  If the Executive's employment is

           terminated by reason of the Executive's

           Disability, this Agreement shall terminate

           without further obligations to the Executive,

           other than those obligations accrued or earned by

           the Executive hereunder as of the Date of

           Termination, including for this purpose, all

           Accrued Obligations.  All such Accrued

           Obligations shall be paid to the Executive in a

           Lump Sum In Cash within thirty (30) days of the

           Date of Termination.  Anything in this Agreement

           to the contrary notwithstanding, the Executive

           shall be entitled after the Disability Effective

           Date to receive disability and other benefits at

           least equal to the most favorable of those

           provided by the Company and its affiliates to

           disabled employees and/or their families in

           accordance with such plans, programs and policies

           relating to disability, if any, in accordance

           with the most favorable policies of the Company

           and its affiliates in effect at any time during

           the ninety (90) day period immediately preceding

           the Effective Date or, if more favorable to the

           Executive and/or the Executive's family, as in

           effect at any time thereafter with respect to

           other key executives and their families.

    (c)    Cause; Other than for Good Reason.  If the

           Executive's employment shall be terminated by

           Company for "Cause", this Agreement shall

           terminate without further obligations to the

           Executive other than the obligation of Company to

           pay to the Executive the Highest Base Salary

           through the Date of Termination plus the amount

           of any compensation previously deferred by the

           Executive (together with accrued interest

           thereon).  If the Executive terminates employment

           other than for "Good Reason", this Agreement

           shall terminate without further obligations of

           Company to the Executive, other than those

           obligations accrued or earned by the Executive

           through the Date of Termination, including for

           this purpose, all Accrued Obligations.

    (d)    Other Than for Cause or Disability; Good Reason.

           If, during the Employment Period, the Company

           shall terminate the Executive's employment other

           than for Cause, Disability, or death, or the

           Executive shall terminate his employment for

           "Good Reason":

    (i)    the Company shall pay to the Executive in a Lump

           Sum In Cash within thirty (30) days after the

           Date of Termination the aggregate of the

           following amounts:

           A.  to the extent not theretofore paid, the

               Executive's Highest Base Salary through the

               Date of Termination; and

           B.  the product of (x) the Annual Bonus paid to

               the Executive for the last full fiscal year

               (if any) ending during the Employment Period

               or, if higher, the Annual Bonus paid to the

               Executive for the last full fiscal year prior

               to the Effective Date (as applicable, the

               "Recent Bonus") and (y) a fraction, the

               numerator of which is the number of days in

               the current fiscal year through the Date of

               Termination and the denominator of which is

               365; and

           C.  the product of (x) two (2) and (y) the sum of

               (i) the Highest Base Salary and (ii) the

               Recent Bonus; and

           D.  in the case of compensation previously

               deferred by the Executive, all amounts

               previously deferred (together with any

               accrued interest thereon) and not yet paid by

               the Company, and any accrued vacation pay not

               yet paid by the Company; and

           E.  all other amounts accrued or earned by the

               Executive through the Date of Termination and

               amounts otherwise owing under the then

               existing plans and policies at the Company;

               and

           F.  the Executive shall be entitled to receive a

               lump-sum retirement benefit equal to the

               difference between (x) the actuarial

               equivalent of the benefit under the

               Retirement Plan and the supplemental and/or

               excess retirement plan, if any, the Executive

               would receive if he remained employed by the

               company at the compensation level provided

               for in Sections 4(b)(i) and 4(b)(ii) of this

               Agreement for the remainder of the Employment

               Period, and (y) the actuarial equivalent of

               his benefit, if any, under the Retirement

               Plan and the supplemental and/or excess

               retirement plan; and

    (ii)   for the remainder of the Employment Period, or

           for a period of twenty-four (24) months from the

           Date of Termination, if longer, or for such

           longer period as any plan, program or policy may

           provide, at Executive's election, the Company

           shall continue benefits to the Executive, and/or

           the Executive's family, at least equal to those

           which would have been provided to them in

           accordance with the plans, programs and policies

           described in Section 4(b)(iv) of this Agreement

           if the Executive's employment had not been

           terminated, including health insurance and life

           insurance, in accordance with the most favorable

           plans, programs and policies described in Section

           4(b)(iv) of this Agreement if the Executive's

           employment had not been terminated, including

           health insurance and life insurance, in

           accordance with the most favorable plans,

           programs or policies of the Company and its

           affiliates during the ninety (90) day period

           immediately preceding the Effective Date, or, if

           more favorable to the Executive, as in effect at

           any time thereafter with respect to other key

           executives and their families and for purposes of

           eligibility for retiree benefits pursuant to such

           plans, programs and policies, the Executive shall

           be considered to have remained employed until the

           end of the Employment Period and to have retired

           on the last day of such period.

    7.     Non-exclusivity of Rights.  Nothing in this

Agreement shall prevent or limit the Executive's continuing

or future participation in any benefit, bonus, incentive or

other plan or program provided by the Company or any of its

affiliated companies and for which the Executive may

qualify, nor shall anything herein limit or otherwise affect such rights as the Executive may have under any stock option or other agreements with the Company or any of its

affiliates companies.  Amounts which are vested benefits or

which the Executive is otherwise entitled to receive under

any plan or program of the Company or any of its affiliates

companies at or subsequent to the Date of Termination shall

be payable in accordance with such plan or program.

    8.     Full Settlement.  The Company's obligation to

make the payments provided for in this Agreement and

otherwise to perform its obligations hereunder shall not be

affected by any set-off, counterclaim, recoupment, defense

or other claim, right or action which the Company may have

against the Executive or others.  In no event shall the

Executive be obligated to seek other employment or take any

other action by way of mitigation of the amounts payable to

the Executive under any of the provisions of this Agreement.

The Company agrees to pay, to the full extent permitted by

law, all legal fees and expenses which the Executive may

reasonable incur as a result of any contest (regardless of

the outcome thereof) by the Company or others of the

validity or enforceability of, or liability under, any

provision of this Agreement or any guarantee of performance

thereof (including as a result of any contest by the

Executive about the amount of any payment pursuant to

Section 9 of this Agreement), plus in each case interest at

the applicable Federal rate provided for in Section

7872(f)(2) of the Code.

    9.     Certain Additional Payments by the Company.

    (a)    Anything in this Agreement to the contrary

           notwithstanding, in the event it shall be

           determined that any payment or distribution by

           the Company to or for the benefit of the

           Executive, whether paid or payable or distributed

           or distributable pursuant to the terms of this

           Agreement or otherwise (a "Payment"), would be

           subject to the excise tax imposed by Section 4999

           of the Internal Revenue Code of 1986, as

           hereafter amended (the "Code"), or any similar

           provision of any successor or amended Code, or

           any interest or penalties with respect to such

           excise tax (such excise tax, together with any

           such interest and penalties, are hereinafter

           collectively referred to as the "Excise Tax"),

           then the Executive shall be entitled to receive

           an additional payment (a "Gross-Up Payment") in

           an amount such that after payment by the

           Executive of all taxes (including any interest or

           penalties imposed with respect to such taxes),

           including any Excise Tax, imposed upon the Gross-

           Up Payment, the Executive retains an amount of

           the Gross-Up Payment equal to the Excise Tax

           imposed upon the Payments.

    (b)    Subject to the provisions of Section 9(c), all

           determinations required to be made under this

           Section 9, including whether a Gross-Up Payment

           is required and the amount of such Gross-Up

           Payment, shall be made by Messrs. Ernst &

           Whinney, or the certified public accounting firm

           then regularly engaged by Company to review and

           audit its financial records (the "Accounting

           Firm"), which shall provide detailed supporting

           calculations both to the Company and the

           Executive within fifteen (15) business days of

           the Date of Termination, if applicable, or such

           earlier time as is requested by the Company.  If

           the Accounting Firm determines that no Excise Tax

           is payable by the Executive, it shall furnish the

           Executive with a professional opinion that

           substantial authority exists for him not to

           report any Excise Tax on his federal income tax

           return.  Any determination by the Accounting Firm

           shall be binding upon the Company and the

           Executive.  As a result of any uncertainty in the

           application of Section 4999 of the Code at the

           time of an initial determination by the

           Accounting Firm made hereunder, it is possible

           that Gross-Up Payments which will not have been

           made by the Company should have been made

           ("Underpayment"), consistent with the

           calculations required to be made hereunder.  In

           the event that the Company exhausts its remedies

           pursuant to Section 9(c) and the Executive

           thereafter is required to make a payment of any

           Excise Tax, the Accounting Firm shall determine

           the amount of the Underpayment that has occurred

           and any such Underpayment shall be promptly paid

           in a Lump Sum In Cash by the Company to or for

           the benefit of the Executive.

    (c)    The Executive shall notify the Company in writing

           of any claim by the Internal Revenue Service

           that, if successful, would require the payment by

           the Company of the Gross-Up Payment.  Such

           notification shall be given as soon as

           practicable but not later than ten (10) business

           days after the Executive knows of such claim and

           shall apprise the Company of the nature of such

           claim and the date on which such claim is

           requested to be paid.  The Executive shall not

           pay such claim prior to the expiration of the

           thirty (30) days period following the date on

           which it gives such notice to the Company (or

           such shorter period ending on the date that any

           payment of taxes with respect to such claim is

           due).  If the Company notifies the Executive in

           writing prior to the expiration of such period

           that it desires to contest such claim, the

           Executive shall:

           (i)   give the Company any information reasonably

                 requested by the Company relating to such

                 claim,

           (ii)  take such action in connection with

                 contesting such claim as the Company shall

                 reasonably request in writing from time to

                 time, including, without limitation,

                 accepting legal representation with respect

                 to such claim by an attorney reasonably

                 selected by the Company,

           (iii) cooperate with the Company in good faith in

                 order effectively to contest such claim,

           (iv)  permit the Company to participate in any

                 proceedings relating to such claim;

           provided, however, that the Company shall bear

           and pay directly all costs and expenses

           (including additional interest and penalties)

           incurred in connection with such contest and

           shall indemnify and hold the Executive harmless,

           on an after-tax basis, for any Excise Tax or

           income tax, including interest and penalties with

           respect thereto, imposed as a result of such

           representation and payment of costs and expenses.

           Without limitation on the foregoing provisions of

           this Section 9(c), the Company shall control all

           proceedings taken in connection with such contest

           and, at its sole option, may pursue or forego any

           and all administrative appeals, proceedings,

           hearings and conferences with the taxing

           authority in respect of such claim and may, at

           its sole option, either direct the Executive to

           pay the tax claimed and sue for a refund or

           contest the claim in any permissible manner, and

           the Executive agrees to prosecute such contest to

           a determination before any administrative

           tribunal, in a court of initial jurisdiction and

           in one or more appellate courts, as the Company

           shall determine; provided, however, that if the

           Company directs the Executive to pay such claim

           and sue for a refund, the Company shall advance

           the amount of such payment to the Executive, on

           an interest-free basis and shall indemnify and

           hold the Executive harmless, on an after-tax

           basis, from any Excise Tax or income tax,

           including interest or penalties with respect

           thereto, imposed with respect to such advance or

           with respect to any imputed income with respect

           to such advance; and further provided that any

           extension of the statute of limitations relating

           to payment of taxes for the taxable year of the

           Executive with respect to which such contested

           amount is claimed to be due is limited solely to

           such contested amount.  Furthermore, the

           Company's control of the contest shall be limited

           to issues with respect to which a Gross-Up

           Payment would be payable hereunder and the

           Executive shall be entitled to settle or contest,

           as the case may be, any other issue raised by the

           Internal Revenue Service or any other taxing

           authority.

    (d)    If, after the receipt by the Executive of an

           amount advanced by the Company pursuant to

           Section 9(c), the Executive becomes entitled to

           receive any refund with respect to such claim,

           the Executive shall (subject to the Company's

           complying with the requirements of Section 9(c))

           promptly pay to the Company the amount of such

           refund (together with any interest paid or

           credited thereon after taxes applicable thereto).

           If, after the receipt by the Executive of an

           amount advanced by the Company pursuant to

           Section 9(c), a determination is made that the

           Executive shall not be entitled to any refund

           with respect to such claim and the Company does

           not notify the Executive in writing of its intent

           to contest such denial of refund prior to the

           expiration of thirty (30) days after such

           determination, then such advance shall be

           forgiven and shall not be required to be repaid

           and the amount of such advance (less any Excise

           Tax or income tax, including interest and

           penalties with respect thereto, imposed with

           respect to such forgiveness), shall offset, to

           the extent thereof, the amount of Gross-Up

           Payment required to be paid.

    10.    Confidential Information.  The Executive shall

hold in a fiduciary capacity for the benefit of the Company

all proprietary, secret or confidential information,

knowledge or data relating to (a) the Company or any of its

affiliates or subsidiaries, and their respective businesses,

and (b) the customers of each, which shall have been

obtained by the Executive during the Executive's employment

by the Company, or any of its affiliates, and which shall

not be or hereafter become public knowledge (other than by

acts perpetrated by the Executive, or his representatives,

in violation of this Agreement).  After termination of the

Executive's employment with the Company, the Executive shall not, without the prior written consent of the Company,

communicate or divulge any such information, knowledge or

data to anyone other than to the Company and/or those


designated by it to receive same, except (i) as such

disclosures or communications may be ordered by a court of

competent jurisdiction, or by any State or Federal

regulatory agency or body having supervisory jurisdiction

over the business and affairs of Company and its affiliates

and subsidiaries; (ii) disclosures or communications made to legal counsel or accountants of Executive, as required in

the performance of their professional duties.  In no event

shall an asserted violation of the provisions of this

Section 10 constitute a basis for deferring or withholding

any amounts otherwise payable to the Executive under this

Agreement.

    11.    Successors.

    (a)    This Agreement is a personal to the Executive

           and, without the prior written consent of the

           Company, shall not be assignable by the Executive

           otherwise than by will or by assignment to the

           Trustee of a revocable intervivos trust (grantor

           type) created by Executive for the benefit of

           Executive and/or Executive's family, or by the

           laws of descent and distribution.  This Agreement

           shall inure to the benefit of and be enforceable

           by the Executive's legal representatives.

    (b)    This Agreement shall inure to the benefit of and

           be binding upon the Company and its successors

           and assigns.

    (c)    The Company will require any successor (whether

           direct or indirect, by purchase, merger,

           consolidation or otherwise) to all or

           substantially all of the business and/or assets

           of the Company to expressly assume and agree to

           perform this Agreement in the same manner and to

           the same extent that the Company would be

           required to perform it if no such succession had

           taken place.  As used in this Agreement, the

           expression "Company" shall mean the Company as

           hereinbefore defined, its predecessors, and any

           successor to its business and/or assets as

           aforesaid which assumes and agrees to perform

           this Agreement by operation of law, or otherwise.

    12.    Miscellaneous.

    (a)    Applicable Law; Jurisdiction.  This Agreement

           shall be governed by and construed in accordance

           with the laws of the State of New Hampshire,

           without reference to principles of conflict of

           laws.  Disputes which may arise in connection

           with this Agreement, or any provision thereof,

           shall be litigated and/or arbitrated within the

           State of New Hampshire.  The captions of this

           Agreement are not part of the provisions hereof

           and shall have no force or effect.  This

           Agreement may not be amended or modified

           otherwise than by a written agreement executed by

           the parties hereto or their respective successors

           and legal representatives.

    (b)    Notices and Communications.  All notices and

           other communications hereunder shall be in

           writing and shall be given by hand delivery to

           the other party or by United States registered or

           certified mail, return receipt requested, postage

           prepaid, addressed as follows:

           If to the Executive:  Gregory D. Landroche
                                 Checkerberry Lane
                                 Goffstown, New Hampshire  03045;
                                 and

           If to the Company:    Bank of New Hampshire Corp.
                                 300 Franklin Street - Box 600
                                 Manchester, New Hampshire  03105

                             cc: Executive Compensation Committee
                                 Board of Directors
                                 Bank of New Hampshire Corp.
                                 c/o 300 Franklin Street
                                 P.O. Box 600
                                 Manchester, New Hampshire  03105
                                 Attention:  Chairman

           or, to such other address as either Party shall

           have furnished to the other in writing in

           accordance therewith.  Notice and communications

           shall be effective on the earlier of actual

           receipt by the Party to whom it is addressed, or

           such Party's delegate, or the tenth (10th) day

           following confirmed evidence of deposit in the

           United States postal system.

    (c)    Validity and Enforceability.  The invalidity or

           unenforceability of any provision of this

           Agreement shall not affect the validity or

           enforceability of any other provision of this

           Agreement.

    (d)    Withholding for Taxes.  The Company may withhold

           from any amounts payable under this Agreement

           such Federal, state or local taxes as shall be

           required to be withheld pursuant to any

           applicable law or regulation.

    (e)    Waiver.  The Executive's failure to insist upon

           strict compliance with any provision hereof shall

           not be deemed to be a waiver of such provision or

           any other provision thereof.

    (f)    Merger of Understanding.  This Agreement contains

           the entire understanding of the Company and the

           Executive with respect to the subject matter

           hereof.

    (g)    Present Employment, Condition of.  The Executive

           and the Company acknowledge that the employment

           of the Executive by the Company is "at will",

           and, prior to the Effective Date, may be

           terminated by either the Executive or the Company

           at any time.  Upon a termination of the

           Executive's employment or upon the Executive's

           ceasing to be an officer of the Company, in each

           case, prior to the Effective Date, there shall be

           no further rights under this Agreement.

    (h)    Headings and Titles.  The headings and titles of

           sections and subsections of this Agreement are

           for convenience only and shall not have any

           independent legal effect.

    (i)    Amendments.  This Agreement may be amended only

           by a written instrument of Amendment signed by

           each of the Parties.

    (j)    Counterparts.  This Agreement may be executed in

           multiple counterparts for retention by the

           Executive, the Company, and legal counsel to the

           Company.

    IN WITNESS WHEREOF, the Executive has hereunto set his

hand and, pursuant to the authorization from its Board of

Directors, the Company has caused these presents to be

executed in its name on its behalf, all as of the day and

year first above written.

WITNESS:



/s/ Robert B. Field, Jr.          /s/ Gregory D. Landroche
                                  Gregory D. Landroche
                                  (EXECUTIVE)



                               BANK OF NEW HAMPSHIRE CORPORATION


Attest: /s/ Robert B. Field, Jr.   BY: /s/ Davis P. Thurber
        Secretary                  Its Chairman, duly authorized
                                   (COMPANY)

                      COMPENSATION DEFERRAL AGREEMENT

                             Davis P. Thurber


Amendment - #1                          Date:  December 21, 1993


With respect to an Agreement dated December 23, 1992 between Bank of New Hampshire, Bank of New Hampshire Corporation, and Davis P.
Thurber, each party agree to the following changes to Paragraph
#3, namely:

A.  Base Compensation will be $260,000 Per Annum.

B. The amount of bi-weekly Deferred Compensation will be $1,540.00.



                         Bank of New Hampshire

/s/ Maureen Donovan      By: /s/ Gregory D. Landroche   12/21/93
Attest
                         Its Chief Financial Officer
                         Duly Authorized (Bank)


                         Bank of New Hampshire Corporation

/s/ Maureen Donovan      By: /s/ Gregory D. Landroche   12/21/93
Attest
                         Its SVP, Treasurer and CFO
                         Duly  Authorized (Corporation)



/s/ Maureen Donovan      /s/ Davis P. Thurber
Attest                   Davis P. Thurber, Employee

                      COMPENSATION DEFERRAL AGREEMENT

                               Paul R. Shea


Amendment - #1                          Date:  December 21, 1993


With respect to an Agreement dated December 23, 1992 between Bank of New Hampshire, Bank of New Hampshire Corporation, and Paul R.
Shea, each party agree to the following changes to Paragraph #3, namely:

A.  Base Compensation will be $200,000 Per Annum.

B. Total Deferred Compensation will be $54,300. This amount is to be divided as separate credits to my IRC 401-K account and the Compensation Deferral Agreement dated December 23, 1992. Initially, $45,000 per year to my deferred compensation account and $9,300* per year to my IRC 401-K account, however, of the total deferred, the credit to my IRC 401-K account shall be maintained at the maximum allowed by current regulations.

(*$9,300, approximation based on Pre-tax limits.)


                          BANK OF NEW HAMPSHIRE


/s/ Maureen Donovan       BY:  /s/ Gregory D. Landroche  12/21/93
Attest                                                     Date
                          Its Chief Financial Officer
                          Duly Authorized (Bank)


                          BANK OF NEW HAMPSHIRE CORPORATION


/s/ Maureen Donovan       BY:  /s/ Gregory D. Landroche  12/21/93
Attest                                                     Date



/s/ Maureen Donovan      /s/ Paul R. Shea
Attest                   Paul R. Shea, Employee